Exhibit 10.7

APN:	177-35-201-001
177-35-201-002
177-35-201-003
177-35-201-006

The mailing address to which this Mortgage
should be returned after recordation is:

WICK PHILLIPS, LLP

2100 Ross Avenue, Suite 950

Dallas, Texas  75201

Attention:  Walt Miller, Esq.

SENIOR MEZZANINE DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

(This Document Serves as a Fixture Filing under

Nevada Revised Statutes Section 104.9502)

Dated to be effective as of December 31, 2008

made by

SW 132 ST. ROSE SENIOR BORROWER LLC,

 a Delaware limited liability company (Grantor)

to

Chicago Title Agency of Nevada, Inc., as Trustee

(Trustee)

for the benefit of

BEHRINGER HARVARD ST. ROSE REIT, LLC,
a Delaware limited liability company (Lender)

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SENIOR MEZZANINE DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

Grantor’s Organizational Identification Number: 26-3831531

THIS SENIOR MEZZANINE DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Mortgage”) is made this 31st day of December, 2008, by Grantor, in favor of Trustee for the benefit of Lender.

RECITALS

A.            This Mortgage is being executed by Grantor for the purpose of securing a loan from Lender to SW 131 St. Rose Mezzanine Borrower LLC, a Delaware limited liability company (the “Borrower”).  The Borrower is directly or indirectly the legal and beneficial owner of all (100%) of the equity interests in Grantor.

B.            Grantor is the owner of the Land (as defined below) and is currently pursuing a subdivision of the Land, and Grantor intends to convey approximately 6.272 acres of the Land (the “Commercial Tract”) to its affiliate, SW 122 St. Rose Senior Borrower LLC, a Delaware limited liability company (the “Commercial Tract Borrower”).  The Land other than the Commercial Tract (the “Multi-Family Tract”) will be used by Grantor to develop a 430-unit apartment complex.

C.            When Commercial Tract Borrower acquires title to the Commercial Tract (the date of such acquisition is referred to herein as the “Transfer Date”), Lender will cause the lien of this Mortgage to be released as to the Commercial Tract.

D.            Concurrently with the execution of this Mortgage, Grantor also is executing (1) that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement to and in favor of PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as administrative agent for itself and certain other lenders (the “Multi-Family DOT”), to secure, in part, the obligations of the Grantor in connection with a $38,600,000 loan (the “Senior Loan”), (2) that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement to and in favor of PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., for its own account as lender (the “Commercial DOT”), to secure, in part, the obligations of the Commercial Tract Borrower in connection with a $2,950,000 loan (the “Commercial Loan”), and (3) that certain Junior Mezzanine Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement to and in favor of Trustee, as trustee, for the benefit of Lender (the “Junior Mezzanine DOT”), to secure, in part, the obligations of the Borrower under the Junior Mezzanine Loan Documents.  The Multi-Family DOT and the Commercial DOT are referred to herein as the “Senior DOTs”).

E.             This Mortgage is subject and subordinate to the Senior DOTs, the obligations of the Grantor and/or Commercial Tract Borrower in respect of the Senior Loan and the

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Commercial Loan, respectively, and the rights of the administrative agent and/or lenders arising in connection with the Senior Loan and the Commercial Loan, respectively.

ARTICLE 1

Definitions; Granting Clauses; Secured Indebtedness

Section 1.1.            Principal Secured.  This Mortgage secures the aggregate principal amount of up to TWENTY ONE MILLION FORTY THREE THOUSAND ONE HUNDRED NINETY SEVEN AND NO/100 DOLLARS ($21,043,197.00) together with interest thereon.  This instrument secures future advances as defined in Nevada Revised Statutes (as amended, NRS) 106.320, and is goverened by NRS 106.300 to 106.400, inclusive.

Section 1.2.            Definitions.

(a)           In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

“Grantor”:  SW 132 ST. ROSE SENIOR BORROWER LLC, a Delaware limited liability, whose mailing address is 2001 Bryan Street, Suite 3250, Dallas, Texas 75201, Attention: Tim Hogan, and its permitted successors and assigns.

“Lender”:  BEHRINGER HARVARD ST. ROSE REIT, LLC, a Delaware limited liability company, or any subsequent holder(s) of the Notes at the time in question.

“Mezzanine Loan Agreement”:  The Senior Mezzanine Loan Agreement dated of even date herewith between Lender and Borrower, which is incorporated herein by reference for all purposes.

“Promissory Note”:  The Senior Mezzanine Promissory Note made by Borrower pursuant to the Mezzanine Loan Agreement, payable to the order of Lender, in the principal face amount of up to $21,043,197.00, bearing interest as therein provided.

“Trustee”:  Chicago Title Agency of Nevada, Inc., a Nevada corporation.

“UCC”:   The Nevada Uniform Commercial Code,  NRS Section 104.1101 et seq., as amended from time to time.

(b)           Any term used or defined in the UCC, as in effect from time to time, and not defined in this Mortgage has the meaning given to the term in the UCC, as in effect from time to time, when used in this Mortgage. However, if a term is defined in NRS Section 104.9101 et seq. of the UCC differently than in another title of the UCC, the term has the meaning specified in said NRS Section 104.9101 et seq.

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(c)           Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Mezzanine Loan Agreement.

Section 1.3.            Granting Clause.  In consideration of the provisions of this Mortgage and the sum of TEN AND NO/100 DOLLARS ($10.00) cash in hand paid and other good and valuable consideration the receipt and sufficiency of which are acknowledged by Grantor, Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee, IN TRUST with the power of sale for the benefit and security of Lender, with GENERAL WARRANTY, the following:  (a)  the real property described in Exhibit A which is attached hereto and incorporated herein by reference (the “Land”) together with: (i) any and all buildings, structures, improvements, alterations or appurtenances now or hereafter situated or to be situated on the Land (collectively the “Improvements”); and (ii) all right, title and interest of Grantor, now owned or hereafter acquired, in and to (1) streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; (3) all options to purchase the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; (4) all water and water rights, ditches and ditch rights, reservoirs, reservoir rights and storage rights, wells and well rights, well permits, springs and spring rights, groundwater rights (whether tributary, nontributary or not-nontributary), water contracts, water allotments, water taps, stock certificates, shares in ditch or reservoir or water companies, and all other rights of any kind or nature in or to the use of water, whether or not adjudicated, which are appurtenant to, historically used on or in connection with, or located on or under the Land (collectively, “Water Rights”), together with any and all associated structures and facilities for the diversion, carriage, transmission, conveyance, measurement, storage or use of said Water Rights, and any and all easements, rights of way, fixtures, personal property, contract rights, licenses, permits or decrees associated with or used in connection with any such Water Rights or which may be necessary for the development, operation or maintenance of such Water Rights; and (5) timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the “Premises”); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, tangible and intangible (including software embedded therein), now owned or hereafter acquired by Grantor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the “Accessories,” all of which are hereby declared to be permanent accessions to the Land); (c) Grantor’s rights, but not liability for any breach by Grantor, under all (i) plans and specifications for the Improvements; (ii) insurance policies to the extent transferable, or proceeds thereof (to the extent not transferable) (or additional or supplemental coverage related thereto, including  from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal

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government sponsored program or entity), contracts and agreements for the design, construction, operation or inspection of the Improvements; (iii) Grantor’s rights in tenants’ security deposits, deposits with respect to utility services to the Premises, rebates or refunds of impact fees or other taxes, assessments or charges; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of Article 3 hereof); (vi) as-extracted collateral produced from or allocated to the Land including, without limitation, oil, gas and other hydrocarbons and other minerals and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest; and (d) all (i) accounts and proceeds (cash or non-cash and including payment intangibles) of or arising from the properties, rights, titles and interests referred to above in this Section 1.3, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance (or additional or supplemental coverage related thereto, including  from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity) relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any Law, and proceeds arising out of any damage thereto; (ii) all letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Grantor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; (iii) all commercial tort claims Grantor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; and (iv) other interests of every kind and character which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.3 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Grantor in any of the property referred to above in this Section 1.3 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised under the lease creating the leasehold estate;

TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the “Property”), unto Trustee, and its successors or substitutes in this trust, in trust, in fee simple forever, subject to the terms, provisions and conditions herein set forth, to secure the obligations of Borrower under the Notes and Loan Documents (as hereinafter defined) and all other indebtedness and matters defined as “Secured Indebtedness” in Section 1.5 of this Mortgage.

Notwithstanding any of the above, the lien of this Mortgage does not extend to the names “Trammell Crow Residential”, “Alexan” and “TCR” or any variant thereof or the “TCR” logo or to any written or printed material that contains any of such names or such logo, and if Lender forecloses against the Premises, or Lender acquires the Premises (whether through foreclosure,

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deed in lieu of foreclosure or other means), or if Lender takes possession of the Premises, or if a receiver is appointed for the Premises, then Lender will not use, and any person acquiring the Premises through foreclosure, deed in lieu of foreclosure or other means shall not use, in connection with the Premises any of the names “Trammell Crow Residential”, “Alexan” or “TCR” or any variant thereof or the “TCR” logo.  The limitation of names listed in this Section 1.3 does not imply a license or right to use any other name, service mark, trademark or logo that is proprietary to Grantor or any of its affiliates.

Section 1.4.            Security Interest.  Grantor hereby grants to Lender a security interest in all of the Property which constitutes personal property or fixtures, all proceeds and products thereof, and all supporting obligations ancillary to or arising in any way in connection therewith (herein sometimes collectively called the “Collateral”) to secure the obligations of Grantor under the Notes and Loan Documents and all other indebtedness and matters defined as Secured Indebtedness in Section 1.5 of this Mortgage.  In addition to its rights hereunder or otherwise, Lender shall have all of the rights of a secured party under the UCC, as in effect from time to time, or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable Law.

Section 1.5.            Secured Indebtedness, Notes, Loan Documents, Other Obligations.  This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time (collectively the “Secured Indebtedness”):  (a) the Promissory Note and all other promissory notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such promissory note or promissory notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the “Notes”); (b)  all indebtedness, liabilities, duties, covenants, promises and other obligations whether joint or several, direct or indirect, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts, owed by Borrower to Lender now or hereafter incurred or arising pursuant to or permitted by the provisions of the Notes, this Mortgage, or any other document now or hereafter evidencing, governing, guaranteeing or securing the loan evidenced by the Notes executed by Borrower or any Guarantor (as defined in the Mezzanine Loan Agreement), including but not limited to any loan or credit agreement, letter of credit or reimbursement agreement, tri-party financing agreement or other agreement between Borrower and Lender, or among Borrower, Lender and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Notes (the Notes, this Mortgage and such other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the “Loan Documents”; provided, however, the Environmental Indemnity is not a Loan Document); (c) all future advances made by Lender to Grantor or Borrower; provided, however, this clause (c) shall not operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other Law; and (d) the obligations of Grantor under this Mortgage.  Should the Secured

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Indebtedness decrease or increase pursuant to the terms of the Notes or otherwise, at any time or from time to time, this Mortgage shall retain its priority position of record until (a) the termination of Lender’s obligations to make advances under the Loan Documents and the full, final and complete payment of all the Secured Indebtedness then outstanding, or (b) the full release and termination of the liens and security interests created by this Mortgage.

Section 1.6.            Subordinate Deed of Trust.  This Mortgage, the Promissory Note, the Mezzanine Loan Agreement and the other Loan Documents, and all rights of Lender under this Mortgage, are subject and subordinate to the Senior DOTs, the other Senior Loan Documents and the rights of the Senior Lender arising thereunder.  In the event of a conflict between the provisions of the Senior Loan Documents and the provisions of the Loan Documents, the provisions of the Senior Loan Documents shall control.  To the extent that Grantor is required to perform any obligation under both the Senior Loan Documents and this Mortgage, Grantor shall be deemed to have complied with the applicable provision of this Mortgage as long as Grantor has performed the corresponding obligation for the benefit of the Senior Lender pursuant to the Senior Loan Documents.  Reference is hereby made to that certain Intercreditor and Subordination Agreement executed by Lender and the Senior Lender, acting in its own capacity or as administrative agent on behalf of itself and/or other lenders (the “Intercreditor Agreement”).  This Mortgage is subject to termination and release upon the occurrence of certain events or circumstances as more particularly described in Section 7 of the Intercreditor Agreement.

ARTICLE 2

Representations, Warranties and Covenants

Section 2.1.            Grantor represents, warrants, and covenants as follows:

(a)           Payment and Performance.  Grantor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Mortgage and will not permit an Event of Default to occur hereunder.  Time shall be of the essence in this Mortgage.

(b)           Title and Permitted Encumbrances.  Grantor has, in Grantor’s own right, and Grantor covenants to maintain, lawful, good and marketable title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth under on Exhibit B attached hereto, but only to the extent that the same are valid and subsisting and affect the Property, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for real estate taxes, assessments and other governmental charges on the Property which are not yet delinquent or are being contested in accordance with Section 2.1(c) or comparable provisions of the documents evidencing or securing the Senior Loan or the Commercial Loan, (iv) rights of tenants under leases, (v)  the liens and security interests evidenced by the Senior DOTs, (vi) other liens and security interests (if any) in favor of Lender or otherwise approved by Lender, (vii) mechanics’ liens being

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contested in accordance with Section 2.1(l) or comparable provisions of the documents evidencing or securing the Senior Loan or the Commercial Loan, and (viii) the Junior Mezzanine DOT (the matters described in the foregoing clauses (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) being herein called the “Permitted Encumbrances”).  Grantor, and Grantor’s successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Trustee, and its successors or substitutes, against the claims and demands of all persons claiming or to claim the same or any part thereof.  Except as permitted in the Mezzanine Loan Agreement, Grantor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Lender.  Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Lender of any existing or future violation or other breach thereof by Grantor, by the Property or otherwise.  No part of the Property constitutes all or any part of the homestead of Grantor.  If any right or interest of Lender in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Trustee and Lender, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Lender, including the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims.  All reasonable expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Lender or Trustee (as the case may be) with interest as provided in the Notes, and the party (Lender or Trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

(c)           Taxes and Other Impositions.  Grantor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all ad valorem taxes assessed against the Property or any part thereof, and shall deliver promptly to Lender such evidence of the payment thereof as Lender may require; provided, however, that Grantor may contest the payment of any such tax or other imposition to the extent and in the manner permitted by Law if and so long as the following conditions are satisfied: (i) Grantor shall have notified Lender of Grantor’s contest; (ii) Grantor shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Property, or any part thereof, to satisfy the same; (iii) Grantor shall have furnished to Lender a cash deposit reasonably satisfactory to Lender, or an indemnity bond reasonably satisfactory to Lender with a surety reasonably satisfactory to Lender, in the amount of the tax or other imposition plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith (or in the statutory amount, in the case of a bond authorized by statute), to assure payment of the matters under contest and to prevent any sale or forfeiture of the Property or any part thereof, but in each case, only to the extent Grantor has not furnished a cash deposit or indemnity bond to the Senior Lender pursuant to the Senior Loan Documents; (iv) Grantor shall promptly upon final determination thereof pay the amount of any such tax or other imposition so determined, together with all costs, interest

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and penalties which may be payable in connection therewith; and (v) the failure to pay the tax or other imposition does not constitute an event of default under any other deed of trust, mortgage or security interest covering or affecting any part of the Property and does not subject Lender to any civil or criminal liability or to any damages or expense not reimbursed by Grantor.  Notwithstanding the foregoing, Grantor shall immediately upon request of Lender pay (and if Grantor shall fail so to do, Lender may, but shall not be required to, pay or cause to be discharged or bonded against) any such tax or other imposition notwithstanding such contest if in the reasonable opinion of Lender, the Property shall be in jeopardy or in danger of being forfeited or foreclosed.  Lender may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

(d)           Insurance.  Grantor shall obtain and maintain at no expense to Lender or Trustee insurance in respect of the Property by the Mezzanine Loan Agreement.  Grantor shall cause all premiums on policies required hereunder to be paid as they become due and payable and promptly deliver to Lender evidence reasonably satisfactory to Lender of the timely payment thereof.  If any loss occurs at any time when Grantor has failed to perform Grantor’s covenants and agreements in this paragraph with respect to any insurance payable because of loss sustained to any part of the Property, whether or not such insurance is required by Lender, then subject to the rights of the Senior Lender, Lender shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Grantor, to the same extent as if it had been made payable to Lender.  Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the Secured Indebtedness, all of Grantor’s right, title and interest in and to the insurance policies (to the extent transferable) referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies, subject to the rights of the Senior Lender, Lender shall have the right (but not the obligation) to receive the proceeds of, all insurance for loss of or damage to the Property, and if an Event of Default exists (after taking into consideration applicable notice, grace and cure periods) to make proof of loss for, settle and adjust any claim under such insurance, regardless of whether or not such insurance policies are required by Lender, and the reasonable expenses incurred by Lender in the adjustment and collection of insurance proceeds shall be a part of the Secured Indebtedness and shall be due and payable to Lender on demand.  Lender shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Grantor or to any third party.  Any such proceeds received by Lender shall be applied as provided in the applicable provisions of the Mezzanine Loan Agreement.

(e)           Reserve for Insurance, Taxes and Assessments.  Upon the occurrence of an Event of Default (after taking into consideration applicable notice, grace and cure periods), in order to secure the performance and discharge of Grantor’s obligations referred to below, but not in lieu of such payment and performance, Grantor will deposit with Lender a sum equal to real estate taxes, assessments and charges (which charges for the purposes of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against

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the Property for the current year and the premiums for such policies of insurance for the current year (to the extent such premiums have not been paid), all as estimated by Lender and prorated to the end of the calendar month following the month during which Lender’s request is made, and thereafter will deposit with Lender, on each date when an installment of principal and/or interest is due on the Notes, sufficient funds (as estimated from time to time by Lender) to permit Lender to pay at least fifteen (15) days prior to the due date thereof, the next maturing real estate taxes, assessments and charges and premiums for such policies of insurance; provided, however, Grantor shall not be obligated to make any such deposits to the extent it makes deposits of a similar character with the Senior Lender under the Senior Loan Documents.  All such funds shall be deposited into an interest bearing account and, provided that no Event of Default or event which, with notice or passage of time or both, would constitute an Event of Default has occurred and is then continuing, Grantor shall, upon written request to Lender, be entitled to receive the interest accrued on such account.  Lender shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments.  To the extent permitted by Law, any excess over the amounts required for such purposes shall be held by Lender for future credit against amounts due under this paragraph or refunded to Grantor, at Lender’s option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Lender.  All such funds so deposited (including any interest to which Grantor is not entitled under the provisions above) shall be applied by Lender toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Lender by Grantor (which statements shall be presented by Grantor to Lender a reasonable time before the applicable amount is due); provided, however, that, if an Event of Default shall then exist hereunder (after taking into consideration applicable notice, grace and cure periods), such funds shall be applied first to past or currently due taxes, assessments, charges or premiums, together with any penalties or late charges with respect thereto, and the balance may be applied at Lender’s option to the Secured Indebtedness in the order determined by Lender in its sole discretion.  The conveyance or transfer of Grantor’s interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of Law) shall constitute an assignment or transfer of Grantor’s interest in and rights to such funds held by Lender under this paragraph but subject to the rights of Lender hereunder.

(f)            Condemnation.  Immediately upon obtaining knowledge thereof, Grantor shall notify Lender of any threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Grantor shall, at Grantor’s expense, diligently prosecute any such proceedings, and shall consult with Lender and its attorneys and experts, and cooperate with them in the carrying on the defense of any such proceedings.  Lender shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, Lender shall be entitled to receive all sums which may be awarded or become payable to Grantor for the condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for injury or damage to the Property.  To the extent permitted by applicable Law and except as otherwise expressly provided herein, Grantor hereby specifically, unconditionally and

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irrevocably waives all rights of a property owner granted under applicable law which provide for allocation of condemnation proceeds between a property owner and a lienholder, including the provisions of NRS 37.115.  Grantor shall, promptly upon request of Lender, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and, subject to the rights of administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, to enable Lender to collect and receipt for any such sums.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, all such sums are hereby assigned to Lender, and shall be applied as provided in the applicable provisions of the Mezzanine Loan Agreement.  In any event the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused.  Lender shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Grantor.  Lender is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree.  All reasonable costs and expenses (including but not limited to reasonable attorneys’ fees) incurred by Lender in connection with any condemnation shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Lender pursuant to this Mortgage.

(g)           Compliance with Legal Requirements.  Grantor, the Property and the use, operation and maintenance thereof and all activities thereon do and shall comply in all material respects with all applicable Legal Requirements (hereinafter defined).  The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement.  Grantor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Mortgage to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement.  No improvement upon or use of any part of the Property constitutes a nonconforming use under any zoning Law or similar Law.  The Property will contain within its boundaries a sufficient number of parking spaces to satisfy all Laws.  There are no written or oral agreements with any third parties regarding parking, ingress and egress, use or maintenance of common areas or otherwise except as provided in the Permitted Encumbrances.  Grantor has obtained or will obtain when required and shall preserve and keep in full force and effect, all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property.  If Grantor receives a notice or claim from any person that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Grantor will promptly furnish a copy of such notice or claim to Lender.  Without limiting the foregoing, Grantor hereby agrees that upon receipt of any notice of noncompliance with restrictive covenants affecting the Property because of the encroachment of the Improvements over the building line, Grantor shall immediately (x) provide Lender with written notice thereof and (y) commence to cure such noncompliance and pursue such cure to completion. Grantor has received no notice and has no knowledge of any such noncompliance.  As used in this Mortgage:  (i) the term “Legal Requirement” means any Law (hereinafter defined), agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company) that is binding on Grantor or the Property, as any of the same now exists or may be

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changed or amended or come into effect in the future; and (ii) the term “Law” means any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign.

(h)           Condition of Property.  Upon payment of applicable connection fees, the Property will be separately served by electric, gas, storm and sanitary sewers, sanitary water supply, telephone and other utilities required for the use thereof as represented by Grantor at or within the boundary lines of the Property or at points from which extensions of facilities contemplated by the Mezzanine Loan Agreement will originate.  All streets, alleys and easements necessary to serve the Property for the use represented by Grantor have been completed and are serviceable and (i) such streets have been dedicated and accepted by applicable governmental entities, (ii) such streets benefit the Property pursuant to valid and binding easement agreements which permit Grantor and its successors, assigns and mortgagees, the uninterrupted use of the same for ingress and egress to and from the Property or (iii) the right-of-way for such streets have been established and such streets will be constructed as part of the improvements provided for in the Mezzanine Loan Agreement.  To Grantor’s knowledge, design conditions of the Property are such that no drainage or surface or other water will, in any actionable way, drain across or rest upon either the Property or land of others.  No portion of any of the buildings that are or are to be part of the Property is within a flood plain except as shown on a survey delivered to Lender, and none of the Improvements creates (or when constructed will create) an encroachment over, across or upon any of the Property boundary lines, rights of way or easements, and no building or other improvement on adjoining land creates such an encroachment onto the Property except as shown on a survey delivered to Lender.

(i)            Maintenance, Repair and Restoration.  Grantor will keep the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate.  Notwithstanding the foregoing, Grantor will not, without the prior written consent of Lender, (i) remove from the Property any fixtures or personal property covered by this Mortgage except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except Permitted Encumbrances and the liens and security interests created by this Mortgage and the other Loan Documents), or (ii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof, or (iii) make any alteration to the Property involving  any single estimated expenditure exceeding $300,000, except pursuant to plans and specifications approved in writing by Lender.  Upon request of Lender but no more often than once in any twelve month period (unless Lender determines in its good faith business judgment, that it needs a current inventory more frequently), Grantor will deliver to Lender an inventory describing and showing the make, model, and location of all fixtures and personal property used in the management, maintenance and operation of the Property owned by Grantor with a certification by Grantor that said inventory is a true and complete schedule of all such fixtures and personal property owned by Grantor used in the management, maintenance and operation of the Property, that such items specified in the inventory constitute all of the fixtures and personal property required in the management, maintenance and operation of the Property except for items identified or leased by Grantor in accordance with this Mortgage and other

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items owned by service providers and that all such items are owned by Grantor free and clear of any lien or security interest (except Permitted Encumbrances and the liens and security interests created by this Mortgage and the other Loan Documents).  If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance has not been obtained or is not obtainable) shall result in damage to or loss or destruction of the Property in excess of $75,000.00, Grantor shall give prompt notice thereof to Lender and, unless Lender agrees otherwise, Grantor shall promptly, at Grantor’s sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, secure the Property as necessary and commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

(j)            No Other Liens.   Grantor will not, without the prior written consent of Lender, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Lender, Grantor will cause the same to be promptly discharged and released; provided, however, that Grantor may contest involuntary mechanics’ and materialmen’s liens to the extent and in the manner permitted by Law if and so long as Grantor shall have satisfied all of the conditions of Section 2.1 (c) (regarding contest by Grantor of taxes or other impositions), which conditions shall also apply in all respects to Grantor’s privilege to contest involuntary mechanics’ or materialmen’s liens under this paragraph.  Grantor will own all parts of the Property and will not acquire any fixtures, equipment or other property (including software embedded therein) forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Lender, except that Grantor may lease certain furniture and accessories for display in the model units on the Property, certain furniture and equipment for the clubhouse and management offices and cable, television, telephone, internet access, laundry and security equipment pursuant to lease agreements approved by Lender.  If Lender consents to the voluntary grant by Grantor of any deed of trust or mortgage, lien, security interest, or other encumbrance (other than the Permitted Encumbrances) (hereinafter called “Subordinate Mortgage”) covering any of the Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Mortgage, any such Subordinate Mortgage shall contain express covenants to the effect that:

(1)           the Subordinate Mortgage is unconditionally subordinate to this Mortgage;

(2)           if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Mortgage, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall

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be taken that would terminate any occupancy or tenancy without the prior written consent of Lender;

(3)           Rents, (hereinafter defined) if collected by or for the holder of the Subordinate Mortgage, shall be applied first to the payment of the Senior Loan and the Secured Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property, prior to being applied to any indebtedness secured by the Subordinate Mortgage;

(4)           written notice of default under the Subordinate Mortgage and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Mortgage or to seek the appointment of a receiver for all or any part of the Property shall be given to Lender with or immediately after the occurrence of any such default or commencement; and

(5)           neither the holder of the Subordinate Mortgage, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Grantor’s rights hereunder without the prior written consent of Lender.

(k)           Operation of Property.  Grantor will operate the Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith (except for fees and charges that Grantor is contesting in good faith in accordance with the provisions of this Mortgage).  Grantor will keep the Property occupied so as not to impair the insurance carried thereon.  Grantor will not use or occupy, or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.  Grantor will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or any other Legal Requirement.  Grantor will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Lender.  Grantor will not do or suffer to be done any intentional act whereby the value of any part of the Property may be lessened; provided, however, this sentence is not intended and shall not be construed, to prohibit Grantor from making adjustments to the rental rates for apartment units in the Property that are necessary to meet market rental rates for apartment projects of similar quality located in the general vicinity of the Property.  Grantor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Property.  Without the prior written consent of Lender, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof.

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(l)            Debts for Construction, Etc.  Grantor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment (including software embedded therein) and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid, subject to Grantor’s right to contest the validity or amounts thereof in accordance with procedures like those in Section 2.1(c).

(m)          Financial Matters.  Grantor is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Grantor’s knowledge, threatened) by or against Grantor, as a debtor.

(n)           Status of Grantor; Suits and Claims; Loan Documents.  If Grantor is a corporation, partnership, limited liability company, or other legal entity, Grantor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Property.  This Mortgage has been duly authorized, executed and delivered by Grantor, and the obligations hereunder and the performance hereof by Grantor in accordance with its terms are and will continue to be within Grantor’s power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Legal Requirement or any other document or agreement to which Grantor or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Grantor, except for the liens of the Permitted Encumbrances and as otherwise expressly contemplated by the Loan Documents.  There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Grantor’s knowledge, threatened) against Grantor or which affects the Property (including, without limitation, any which challenges or otherwise pertains to Grantor’s title to the Property) or the validity, enforceability or priority of any of the Loan Documents, except as has been disclosed in writing to Lender in connection with the loan evidenced by the Notes.  There is no judicial or administrative action, suit or proceeding pending (or, to Grantor’s knowledge, threatened) against Grantor, except as has been disclosed in writing to Lender in connection with the loan evidenced by the Notes.  This Mortgage constitutes a legal, valid and binding obligation of Grantor enforceable in accordance with its terms, except as the enforceability hereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity.  Grantor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder).  Grantor’s exact legal name is correctly set forth at the end of this Mortgage.  If Grantor is not an individual, Grantor is an organization of the type and (if not an unregistered entity) is incorporated in or organized under the laws of the state specified in the introductory paragraph of this Mortgage.  If Grantor is an unregistered entity (including, without limitation, a general partnership) it is organized under the laws of the state specified in the introductory paragraph of this Mortgage.  Grantor will not cause or permit any change to be made in its name, identity (including its trade

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name or names), or corporate or partnership structure, unless Grantor shall have notified Lender in writing of such change at least 30 days prior to the effective date of such change, and shall have first taken all action reasonably required by Lender for the purpose of further perfecting or protecting the lien and security interest of Lender in the Property.  In addition, Grantor shall not change its corporate or partnership structure without first obtaining the prior written consent of Lender.  Grantor’s principal place of business and chief executive office, and the place where Grantor keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording including, without limitation, software, writings, plans, specifications and schematics concerning the Property, will be (unless Grantor notifies Lender of any change in writing at least 30 days prior to the date of such change) the address of Grantor set forth at the end of this Mortgage and such other additional addresses within the United States of which Grantor has notified Lender.  Grantor’s organizational identification number, if any, assigned by the state of incorporation or organization is correctly set forth on the first page of this Mortgage.  Grantor shall promptly notify Lender (i) of any change of its organizational identification number, or (ii) if Grantor does not now have an organization identification number and later obtains one, of such organizational identification number.

(o)           Certain Environmental Matters.  To the extent applicable to Grantor, Grantor shall comply with the terms and covenants and agreements with respect to environmental matters of that certain Environmental Indemnity Agreement pertaining to the Property (the “Environmental Indemnity”) among Borrower and Lender.

(p)           Further Assurances.  Grantor will, promptly on request of Lender, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Mortgage; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further deeds of trust, security agreements, and assignments of rents or leases) and do such further acts as are, in Lender’s reasonable judgment, necessary, desirable or proper to carry out more effectively the purposes of this Mortgage, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Lender to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Lender to enable Lender to comply with the requirements or requests of any agency having jurisdiction over Lender or any examiners of such agencies with respect to the Grantor or the Property; provided, however, such further acts shall be consistent with the terms contained in this Mortgage and shall not unreasonably alter the rights and obligations of Grantor under this Mortgage.  Grantor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Lender pursuant to this Mortgage.

(q)           Reserved.

(r)            Reserved.

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(s)           Taxes on Notes or Mortgage.  In the event of the enactment after this date of any Law of any governmental entity applicable to Lender, the Notes, the Property or this Mortgage deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Lender the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the Laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Mortgage or the Secured Indebtedness or Lender, then, and in any such event, Grantor, upon demand by Lender, shall pay such taxes, assessments, charges or liens, or reimburse Lender therefor; provided, however, that if in the opinion of counsel for Lender (i) it might be unlawful to require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by Law, then and in such event, Lender may elect, to the extent permitted by applicable law, by notice in writing given to Grantor, to declare all of the Secured Indebtedness to be and become due and payable sixty (60) days from the giving of such notice.

(t)            Statement Concerning Mortgage.  Grantor shall at any time and from time to time furnish within seven (7) days of request by Lender a written statement in such form as may be reasonably required by Lender stating that (i) this Mortgage is a valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms; (ii) this Mortgage has not been released, subordinated or modified; and (iii) Grantor has no offsets or defenses against the enforcement of this Mortgage.  If any of the foregoing statements are untrue, Grantor shall, alternatively, specify the reasons therefor.

Section 2.2.            Performance by Lender on Grantor’s Behalf.  Grantor agrees that, if Grantor fails to perform any act or to take any action which under this Mortgage, Grantor is required to perform or take, and if such failure then constitutes an Event of Default hereunder (whether or not the Secured Indebtedness has been accelerated), Lender, in Grantor’s name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Lender and any money so paid by Lender, shall be a demand obligation owing by Grantor to Lender (which obligation Grantor hereby promises to pay), shall be a part of the Secured Indebtedness and Lender, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment.  After the occurrence and during the continuance of an Event of Default, Lender shall have the right to enter upon the Property at any time and from time to time for any such purposes.  No such payment or performance by Lender shall waive or cure any Event of Default or waive any right, remedy or recourse of Lender.  Any such payment may be made by Lender in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof.  Each amount due and owing by Grantor to Lender pursuant to this Mortgage shall bear interest, from the date such amount becomes due until paid, whether before or after a sale as described in Section 5.2 at the Default Interest Rate (as defined in the Mezzanine Loan Agreement) but never in excess of the maximum nonusurious amount permitted by applicable Law, which interest shall be payable to Lender on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the

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Secured Indebtedness.  The amount and nature of any expense by Lender hereunder and the time when paid shall be fully established by the certificate of Lender or any of Lender’s officers or agents.

Section 2.3.            Absence of Obligations of Lender with Respect to Property.  Notwithstanding anything in this Mortgage to the contrary, including, without limitation, the definition of “Property” and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable Law, the Property is composed of Grantor’s rights, title and interests therein but not Grantor’s obligations, duties or liabilities pertaining thereto, (ii) Lender does not assume or shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of “Property” herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Lender may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Lender’s interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto.  Without limiting the generality of the foregoing, it is understood and agreed that Lender shall not have any obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Lender elects otherwise by written notification.

Section 2.4.            Authorization to File Financing Statements; Power of Attorney.  Grantor hereby authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable Law, required by Lender to establish or maintain the validity, perfection and priority of the security interests granted in this Mortgage.  Grantor also ratifies its authorization for Lender to have filed any like initial financing statements, amendments thereto or continuation statements if filed prior to the date of this Mortgage.  Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent of Lender, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Grantor or in Grantor’s own name to execute in Grantor’s name any such documents and to otherwise carry out the purposes of this Section 2.4, to the extent that Grantor’s authorization above is not sufficient.  To the extent permitted by law, Grantor hereby ratifies all acts said attorneys-in-fact shall lawfully do, have done in the past or cause to be done in the future by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.

ARTICLE 3

Assignment of Rents and Leases

Section 3.1.            Assignment.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, Grantor hereby assigns to Lender all Rents (as hereinafter defined) and all of Grantor’s rights in and under all Leases (hereinafter defined).  So long as no Event of Default (hereinafter defined) has occurred, Grantor shall have a license (which license shall terminate automatically and

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without further notice upon the occurrence of an Event of Default) to collect, but not prior to accrual, the Rents under the Leases and, where applicable, subleases (such Rents to be held in trust for Lender, subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable) and to otherwise deal with all Leases as permitted by this Mortgage.  Each month, provided no Event of Default has occurred, Grantor may retain such Rents as were collected that month and held in trust for Lender; provided, however, that all Rents collected by Grantor shall be applied solely to the ordinary and necessary expenses of owning and operating the Property and obligations under the Senior Loan Documents or paid to Lender before application to any other purpose.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, upon the revocation of such license, Lender shall have the right, power and privilege (but shall be under no duty) to demand possession of the Rents, which demand shall to the fullest extent permitted by applicable Law be sufficient action by Lender to entitle Lender to immediate and direct payment of the Rents (including delivery to Lender of Rents collected for the period in which the demand occurs and for any subsequent period), for application as provided in this Mortgage.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Lender upon written demand by Lender, without further consent of Grantor, without any obligation of such tenants to determine whether an Event of Default has in fact occurred and regardless of whether Lender has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Lender to the tenants.  Any such payments to Lender shall constitute payments to Grantor under the Leases, and, subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, Grantor hereby irrevocably appoints Lender as its attorney-in-fact to do all things, after an Event of Default, which Grantor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting Rents with or without suit and applying the same, less expenses of collection, to the Senior Loan, with any excess applied to any of the obligations secured hereunder or under the Loan Documents or to expenses of operating and maintaining the Property, at the option of the Lender, all in such manner as may be determined by Lender, (ii) leasing, in the name of Grantor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefor and paying such agents reasonable compensation for their services.  The curing of such Event of Default, unless other Events of Default also then exist, shall entitle Grantor to recover its aforesaid license to do any such things which Grantor might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents.  The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of an Event of Default and may be exercised independently of or concurrently with any of said remedies.  Nothing in the foregoing shall be construed to impose any obligation upon Lender to exercise any power or right granted in this paragraph, or to assume any liability under any Lease of any part of the Property (and no liability shall attach to Lender for failure or inability to collect any Rents under any such Lease), or as constituting Lender a mortgagee in possession in the absence of the actual taking of possession of the Property by Lender, or as constituting an action, rendering any of Grantor’s obligations to Lender unenforceable, in violation of any of the provisions of NRS Section 40.430 or otherwise limiting any rights

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available to Lender.  The assignment contained in this Section shall become null and void upon the release of this Mortgage.  As used herein: (i) “Lease” means each existing or future lease, sublease (to the extent of Grantor’s rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) “Rents” means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to the proceeds from any negotiated lease termination or buyout of such Lease, liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Grantor’s rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Laws (as defined in the Loan Agreement), together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

Section 3.2.            Reserved.

Section 3.3.            No Liability of Lender. Lender’s acceptance of this assignment shall not be deemed to constitute Lender a “mortgagee in possession,” nor obligate Lender to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Grantor by any tenant and not as such delivered to and accepted by Lender.  Lender shall not be liable for any injury or damage to person or property in or about the Property, or for Lender’s failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive.  Neither the assignment of Leases and Rents nor enforcement of Lender’s rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by Lender nor Lender’s consent to or approval of any Lease (nor all of the same), shall render Lender liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option.  If Lender seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose.  Lender shall not have or assume any obligations as lessor or landlord with respect to any Lease.  The rights of Lender under this Article 3 shall be cumulative of all other rights of Lender under the Loan Documents or otherwise.

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ARTICLE 4

Default

Section 4.1.            Events of Default.  The occurrence of any one of the following shall be a default under this Mortgage (each, an “Event of Default”):

(a)           Failure to Pay Secured Indebtedness.  The failure of Borrower or Grantor to pay when due any amount required by this Mortgage, the Promissory Note or any other Loan Document which continues, in the case of monthly interest payments required under the Note for twenty (20) days or, in the case of other sums payable under this Mortgage, the Promissory Note or any other Loan Document, for ten (10) days following written demand for payment on Borrower by Lender.

(b)           Nonperformance of Covenants.  The failure by Borrower or Grantor to perform any of its obligations under this Mortgage, the Promissory Note or any other Loan Document, as and when required, except as specifically set forth otherwise herein, which continues for a period of thirty (30) days after notice of such failure by Lender to Borrower and/or Grantor, if such failure is not reasonably susceptible of cure within such thirty (30)-day period and, if Borrower and/or Grantor promptly commences such cure within such thirty (30)-day period and diligently prosecutes the same to completion, then the cure period shall be extended for such period of time as may be reasonably necessary to effect a cure but in no event shall such period exceed ninety (90) days.

(c)           Default under other Loan Documents.  The occurrence of an Event of Default (after taking into consideration applicable notice, grace and cure periods) under any other Loan Document.

Section 4.2.            Notice and Cure.  If any provision of this Mortgage or any other Loan Document provides for Lender to give to Grantor or Borrower any notice regarding an Event of Default or incipient Event of Default, then if Lender shall fail to give such notice to Grantor or Borrower as provided, the sole and exclusive remedy of Grantor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Notes and the Secured Indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such Event of Default in the manner and during the period of time permitted by such agreement, if any, and Grantor shall have no right to damages or any other type of relief not herein specifically set out against Lender, all of which damages or other relief are hereby waived by Grantor.  Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents and to the extent that Grantor and Borrower have any cure rights with respect to any event or circumstance which, upon notice or the passage of time, or both, could constitute an Event of Default hereunder, such cure periods shall run concurrently and not consecutively.

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ARTICLE 5

Remedies

Section 5.1.            Certain Remedies.  If an Event of Default shall occur, Lender may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable Law):

(a)           Acceleration; Termination.  Lender may at any time and from time to time declare any or all of the Secured Indebtedness immediately due and payable.  Upon any such declaration, such Secured Indebtedness shall, subject to NRS Section 107.080, thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind upon Grantor, all of which are hereby expressly waived by Grantor.

(b)           Enforcement of Assignment of Rents.  In addition to the rights of Lender under Article 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Lender may, subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable: (1) collect and/or sue for the Rents in Lender’s own name, give receipts and releases therefor, and after deducting all reasonable expenses of collection, including reasonable attorneys’ fees and expenses, apply the net proceeds thereof to the Secured Indebtedness in such manner and order as Lender may elect and/or to the operation and management of the Property, including the payment of reasonable management, brokerage and attorney’s fees and expenses; and (2) require Grantor to transfer all security deposits and records thereof to Lender together with original counterparts of the Leases, upon which transfer Lender shall be responsible for returning such deposits to tenants.

(c)           Non-Judicial Sale.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, Lender may (1) dispose of some or all of the Property, in any combination consisting of both real and personal property, together in one sale to be held in accordance with the Law and procedures applicable to real property, as permitted by Section 9604 of the Uniform Commercial Code as enacted in the State of Nevada, NRS Section 104.9604, and other applicable laws, and Grantor agrees that such a sale of personal property together with real property constitutes a commercially reasonable sale of the personal property and (2) by delivery to Trustee and Grantor (and any other parties to whom notice is required under NRS Section 107.080) of written notice of declaration of default and demand for sale, cause to be filed of record a written notice of default and election to sell the Property in accordance with the requirements of applicable Nevada law.  If required by Trustee, Lender shall also deposit with Trustee this Mortgage and Notes or other Loan Documents or other agreements and such documents as required by Trustee evidencing expenditures or advances secured hereby and Lender shall comply with the requirements of NRS Section 107.220.  After the lapse of such time as there may be required by law following recordation of such notice of default, and notice of sale having been given as then required by Law, Trustee, without demand on Grantor, shall sell the Property, in accordance with

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applicable Law, either as a whole or in separate parcels, and in such order as it or Lender may determine, at public auction to the highest bidder for cash in lawful money of the United States.  Lender may, in its sole discretion, elect that the Property be sold in separate parcels through two or more successive sales.  If Lender elects more than one sale of separate parcels of the Property, Lender may, at its option, cause the same to be conducted simultaneously or successively, on the same day or at such different days or times and in such order as Lender may deem to be in its best interests, and no such sale shall terminate or otherwise effect the first lien of this Mortgage or Trustee’s power of sale hereunder until all indebtedness secured hereby has been fully paid.  The place of sale shall be in the county in which the Property to be sold, or any part thereof, is situated.  If Lender elects to dispose of the Property through more than one sale, Grantor shall pay the costs and expenses of each such sale and of any proceedings where the same may be made or conducted.  Trustee may, subject to applicable Law, postpone and change the time and place of sale of all or any portion of the Property by public announcement at any time and place fixed by it in said notice of sale and from time to time and place to place thereafter, without any further posting or notice thereof, may postpone such sale in public announcement to the time and place fixed by such postponement, whether or not said place fixed by any postponement be in the same city or other place as fixed in said notice of sale. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenants or warranty, express or implied.  The recital in such deed of any matters of fact or otherwise shall be prima facie evidence of the truthfulness thereof.

(d)           Uniform Commercial Code.  Without limitation of Lender’s rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Lender may exercise its rights of enforcement with respect to the Collateral or any part thereof under the UCC, as in effect from time to time, as amended  (or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable Law), subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and in conjunction with, in addition to or in substitution for those rights and remedies:

(1)           Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, Lender may enter upon Grantor’s premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable Law, to render it unusable;

(2)           Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, Lender may require Grantor to assemble the Collateral and make it available at a place Lender designates which is mutually convenient to allow Lender to take possession or dispose of the Collateral;

(3)           written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; provided that, if

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Lender fails to comply with this clause (3) in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC, as in effect from time to time (or under the Uniform Commercial Code, in force from time to time, in any other state to the extent the same is applicable law);

(4)           any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Property under power of sale as provided in paragraph (c) above in this Section 5.1;

(5)           in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Property may, at the option of Lender, be sold as a whole;

(6)           it shall not be necessary that Lender take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale;

(7)           with respect to application of proceeds from disposition of the Collateral under this Section 5.1 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys’ fees and legal expenses (including, without limitation, the allocated costs for in-house legal services) incurred by Lender;

(8)           any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Lender having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited;

(9)           Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender;

(10)         Lender may comply with any applicable Laws in connection with a disposition of the Collateral, and such compliance will not be considered to affect adversely the commercial reasonableness of any sale of the Collateral;

(11)         Lender may sell the Collateral without giving any warranties as to the Collateral, and specifically disclaim all warranties including, without limitation, warranties relating to title, possession, quiet enjoyment and the like, and all warranties of quality, merchantability and fitness for a specific purpose, and this procedure will not be

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considered to affect adversely the commercial reasonableness of any sale of the Collateral;

(12)         Grantor acknowledges that a private sale of the Collateral may result in less proceeds than a public sale (but such acknowledgement does not authorize a private sale except when allowed by the UCC); and

(13)         Grantor acknowledges that the Collateral may be sold at a loss to Grantor, and that, in such event, Lender shall have no liability or responsibility to Grantor for such loss so long as Lender has acted as allowed by this Mortgage, the UCC and other applicable Laws.

(e)           Lawsuits.  Lender may, to the fullest extent permitted by applicable Law, proceed by a suit or suits in equity or at law, whether for collection of the Secured Indebtedness, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction.

(f)            Entry on Property.  Lender is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable Law subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property.  Lender shall not be deemed to have taken possession of the Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose.  All reasonable costs, expenses and liabilities of every character incurred by Lender in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to Lender pursuant to this Mortgage.  If necessary to obtain the possession provided for above, Lender may invoke any and all legal remedies to dispossess Grantor.  In connection with any action taken by Lender pursuant to this Section, Lender shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property or any part thereof, or from any act or omission of Lender in managing the Property unless such loss is caused by the gross negligence or willful misconduct of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Property or arising under any Permitted Encumbrance or otherwise arising.  Grantor hereby assents to, ratifies and confirms any and all actions of Lender with respect to the Property taken under this Section unless by the gross negligence or willful misconduct of Lender.

(g)           Receiver.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, Lender

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shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Secured Indebtedness, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waives notice of such appointment, of any request therefor or hearing in connection therewith, and any and all defenses to such appointment, agrees not to oppose any application therefor by Lender, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Lender to application of Rents as provided in this Mortgage.  Nothing herein is to be construed to deprive Lender of any other right, remedy or privilege it may have under the Law to have a receiver appointed.  Any money advanced by Lender in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Lender pursuant to this Mortgage.

(h)           Termination of Commitment to Lend.  Lender may terminate any commitment or obligation to lend or disburse funds under any Loan Document.

(i)            Other Rights and Remedies.  Lender may exercise any and all other rights and remedies which Lender may have under the Loan Documents, or at law or in equity or otherwise.

Section 5.2.            Proceeds of Foreclosure.  The proceeds of any sale held by Trustee or Lender or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied in accordance with the requirements of applicable Laws and to the extent consistent therewith, FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all reasonable attorneys’ fees and legal expenses, advertising costs, auctioneer’s fees, costs of title rundowns and lien searches, inspection fees, appraisal costs, fees for professional services, environmental assessment and remediation fees, all court costs and charges of every character insurance fees, costs of repairs, maintenance, inspection and testing fees, receivers and management fees, leasing and sales commissions, advertising costs and expenses, taxes and assessments, surveys, engineering studies and reports, engineering fees and expenses, soils tests, space planning costs and expenses, contractors fees, all other costs incurred by Lender to maintain, preserve and protect the Property (not exceeding 5% of the gross proceeds of such sale), and to the payment of the other Secured Indebtedness, including specifically without limitation the principal, accrued interest and attorneys’ fees due and unpaid on the Notes and the amounts due and unpaid and owed to Lender under the Mezzanine Loan Agreement, this Mortgage, the Environmental Indemnity, or any other Loan Document, the order and manner of application to the items in this clause FIRST to be in the sole discretion of Lender; and SECOND, the remainder, if any there shall be, shall be paid to Grantor, or to Grantor’s heirs, devisees, representatives, successors or assigns, or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by Law; provided, however, that if Lender is uncertain which person or persons are so entitled, Lender may interplead such remainder in any court of competent jurisdiction, and the amount of any reasonable attorneys’ fees, court costs and expenses incurred in such action shall be a part of the Secured Indebtedness and shall be reimbursable (without limitation) from such remainder.

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Section 5.3.            Lender as Purchaser.  Lender shall have the right to become the purchaser at any sale held by Trustee or substitute or successor or by any receiver or public officer or at any public sale, and Lender shall have the right to credit upon the amount of Lender’s successful bid, to the extent necessary to satisfy such bid, all or any part of the Secured Indebtedness in such manner and order as Lender may elect.

Section 5.4.            Foreclosure as to Matured Debt.  Lender shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Mortgage shall remain in full force and effect just as though no sale had been made.  The proceeds of such sale shall be applied as provided in Section 5.2 hereof except that the amount paid under clause FIRST thereof shall be only the matured portion of the Secured Indebtedness the remainder, if any, shall be applied as provided in clause SECOND of Section 5.2 hereof.  Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

Section 5.5.            Remedies Cumulative.  All rights and remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee and Lender shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

Section 5.6.            Discretion as to Security.  Lender may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and uncontrolled discretion (but subject to any agreements between Lender applicable thereto in the Mezzanine Loan Agreement), and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

Section 5.7.            Grantor’s Waiver of Certain Rights.  To the full extent Grantor may do so, and to the fullest extent permitted by applicable Law, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, homestead, moratorium, reinstatement, marshaling or forbearance, and Grantor, for Grantor, Grantor’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable Law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or

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declare due the whole of the Secured Indebtedness, notice of election to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created.  Grantor shall not have or assert any right under any statute or rule of Law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Lender under the terms of this Mortgage to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the right of Lender under the terms of this Mortgage to the payment of the Secured Indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatsoever.  Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to any provision of any statute or rule of law, pertaining to the rights and remedies of sureties.  If any law referred to in this Section and now in force, of which Grantor or Grantor’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

Section 5.8.            Delivery of Possession After Foreclosure.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, in the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor’s heirs, devisees, representatives, or successors as owners of the Property are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of purchaser, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable Law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, after such foreclosure, any Leases to tenants or subtenants that are subject to this Mortgage (either by their date, their express terms, or by agreement of the tenant or subtenant) shall, at the sole option of Lender or any purchaser at such sale, either (i) continue in full force and effect, and the tenant(s) or subtenant(s) thereunder will, upon request, attorn to and acknowledge in writing to the purchaser or purchasers at such sale or sales as landlord thereunder, or (ii) upon notice to such effect from Lender, the Trustees or any purchaser or purchasers, terminate within thirty (30) days from the date of sale.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, in the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Property (such as an action for forcible detainer) in any court having jurisdiction.

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ARTICLE 6

Miscellaneous

Section 6.1.            Scope of Mortgage.  This Mortgage is a deed of trust and mortgage of both real and personal property, a security agreement, an assignment of rents and leases, a financing statement and fixture filing and a collateral assignment, and also covers proceeds and fixtures.

Section 6.2.            Effective as a Financing Statement.  This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including said fixtures) is situated.  This Mortgage shall also be effective as a financing statement covering as-extracted collateral (including oil and gas), accounts and general intangibles under the UCC, as, in effect from time to time, and the Uniform Commercial Code, as in effect from time to time, in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated.  This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office.  The mailing address of Grantor is the address of Grantor set forth at the end of this Mortgage and the address of Lender from which information concerning the security interests hereunder may be obtained is the address of Lender set forth at the end of this Mortgage.  A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.

Section 6.3.            Notice to Account Debtors.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, in addition to the rights granted elsewhere in this Mortgage, Lender may, from and after the occurrence of an Event of Default, so long as such Event of Default remains uncured hereunder, notify the account debtors or obligors of any accounts, chattel paper, general intangibles, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Lender directly.

Section 6.4.            Waiver by Lender.  Lender may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor’s doing any act which hereunder Grantor is prohibited from doing, or to Grantor’s failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Mortgage, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party.  No such act shall in any way affect the rights or powers of Lender or Trustee hereunder except to the extent specifically agreed to by Lender in such writing.

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Section 6.5.            No Impairment of Security.  The lien, security interest and other security rights of Lender hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Lender including, but not limited to, any renewal, extension or modification which Lender may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness.  The taking of additional security by Lender shall not release or impair the lien, security interest or other security rights of Lender hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Property (without implying hereby Lender’s consent to any junior lien).

Section 6.6.            Acts Not Constituting Waiver by Lender.  Lender may waive any Event of Default without waiving any other prior or subsequent Event of Default.  Lender may remedy any Event of Default without waiving the Event of Default remedied.  Neither failure by Lender to exercise, nor delay by Lender in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date.  No single or partial exercise by Lender of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time.  No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified.  No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances.  Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by Lender of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of an Event of Default hereunder notwithstanding any notation on or accompanying such partial payment to the contrary.

Section 6.7.            Grantor’s Successors.  If the ownership of the Property or any part thereof becomes vested in a person other than Grantor, Lender may, without notice to Grantor, deal with such successor or successors in interest with reference to this Mortgage and to the Secured Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor’s liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby.  No transfer of the Property, no forbearance on the part of Lender, and no extension of the time for the payment of the Secured Indebtedness given by Lender shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of

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Grantor hereunder.  Grantor agrees that it shall be bound by any modification of this Mortgage made by Lender and any subsequent owner of the Property, with or without notice to Grantor, and no such modifications shall impair the obligations of Grantor under this Mortgage.  Nothing in this Section shall be construed to imply Lender’s consent to any transfer of the Property.

Section 6.8.            Place of Payment; Forum; Waiver of Jury Trial.  All Secured Indebtedness which may be owing hereunder at any time by Grantor shall be payable at the address of Lender set forth at the end of this Mortgage.  EACH PARTY HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY FOR ITSELF AND IN RESPECT OF ITS PROPERTY TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE COURT, OR ANY UNITED STATES FEDERAL COURT, SITTING IN THE CITY OF DALLAS, STATE OF TEXAS, AND IN THE COUNTY IN WHICH THE LAND IS LOCATED TO THE EXTENT OF ACTIONS REQUIRED TO BE MAINTAINED WHERE THE LAND IS LOCATED, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE OR THE SECURED INDEBTEDNESS.  EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT THE PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM.  Each Party hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any such court may be made by certified or registered mail, return receipt requested, directed to the other party at its address stated at the end of this Mortgage, or at a subsequent address of which the other parties received actual notice in accordance with this Mortgage.  Nothing herein shall affect the right of a party to serve process in any manner permitted by Law.  TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY KNOWINGLY AND FREELY WAIVES THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE.   EACH PARTY ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS AN IMPORTANT RIGHT, THAT ITS WAIVER OF THIS RIGHT IS A NEGOTIATED TERM OF THE LOAN AND THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF ITS CHOOSING WITH RESPECT TO THIS WAIVER.

Section 6.9.            Subrogation to Existing Liens; Vendor’s Lien. To the extent that proceeds of the Notes are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, Lender shall be subrogated to any and all rights, security interests, and liens and charges or encumbrances owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the Secured Indebtedness, but the terms and provisions of this Mortgage shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Lender is subrogated hereunder.  It is expressly understood that, in consideration of the payment of such indebtedness by Lender, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said

DEED OF TRUST — Page 31

indebtedness.  If all or any portion of the proceeds of the loan evidenced by the Notes or of any other Secured Indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor’s lien or purchase money lien is waived.  Lender may foreclose under this Mortgage or under the vendor’s lien or purchase money lien without waiving the other or may foreclose under both.

Section 6.10.          Application of Payments to Certain Indebtedness.  If any part of the Secured Indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

Section 6.11.          Nature of Loan; Compliance with Usury Laws.  The loan evidenced by the Notes is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise.  It is the intent of Grantor and Lender to conform to and contract in strict compliance with applicable usury law from time to time in effect.  All agreements between Lender and Grantor are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising.  In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Mortgage, the Notes or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the “Maximum Amount”).  If, from any possible construction of this Mortgage, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and this Mortgage shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document.  If Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Secured Indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Borrower or Grantor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal.  The right to accelerate maturity of the Notes or any other Secured Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or receive any unearned interest in the event of acceleration.  All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount.  As used in this Section, the term “applicable law” shall mean the laws of the State where the Property is located or where the Secured Indebtedness is payable, or the federal laws of the United States applicable to this transaction, whichever laws allow the greatest interest, as such laws now exist or may be changed or amended or come into effect in the future.

DEED OF TRUST — Page 32

Section 6.12.          Substitute Trustee.  The Lender may, from time to time, by an instrument in writing, substitute a successor or successors to any trustee named herein or acting hereunder, which instrument, executed and acknowledged by Lender and recorded in the office of the recorder of the county or counties where the Property is situated, shall be conclusive proof of proper substitution of such successor trustee or trustees, who shall, without conveyances from the trustee predecessor, succeed in all its title, estate, rights, powers and duties.  Such instrument shall contain the name and address of the new trustee. The procedure herein provided for substitution of trustees shall not be exclusive of other provisions for substitution provided by law.

Section 6.13.          No Liability of Trustee.  The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or willful misconduct.  The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.  All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by Law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.  Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties, and except those resulting from Trustee’s gross negligence or willful misconduct.  The foregoing indemnity shall not terminate upon discharge of the Secured Indebtedness or foreclosure, or release or other termination, of this Mortgage.

Section 6.14.          Releases.  If all of the Secured Indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed and all obligations, if any, of Lender for further advances have been terminated or Grantor is entitled to a reconveyance of this Mortgage in accordance with the terms of the Loan Documents, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Lender in due form at Grantor’s cost.  Without limitation, all provisions herein for indemnity of Lender or Trustee shall survive discharge of the Secured Indebtedness and any foreclosure, release or termination of this Mortgage.

Section 6.15.          Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder shall be in writing and, unless otherwise specifically provided herein, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom

DEED OF TRUST — Page 33

directed at the addresses specified in this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile.  Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that, service of a notice required by NRS Section 107.080 shall be considered complete when the requirements of that statute are met.  Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Mortgage or to require giving of notice or demand to or upon any person in any situation or for any reason.

Section 6.16.          Invalidity of Certain Provisions.  A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Section 6.17.          Gender; Titles; Construction.  Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.  Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.  The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Mortgage and not to any particular Article, Section, paragraph or provision.  The term “person” and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

Section 6.18.          Reporting Compliance.  Grantor agrees to comply with any and all reporting requirements applicable to this Mortgage which are imposed upon it by Law, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Lender to furnish Lender with evidence of such compliance.

Section 6.19.          Reserved.

Section 6.20.          Grantor.  Unless the context clearly indicates otherwise, as used in this Mortgage, “Grantor” means the grantors named in Section 1.2 hereof or any of them.  The obligations of Grantor hereunder shall be joint and several.  If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership or other legal entity, Grantor, represents and warrants to Lender that this instrument is executed, acknowledged and delivered

DEED OF TRUST — Page 34

by Grantor’s duly authorized representatives.  If Grantor is an individual, no power of attorney granted by Grantor herein shall terminate on Grantor’s disability.

Section 6.21.          Execution; Recording.  This Mortgage has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument.  The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Mortgage, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Mortgage shall be deemed to be the date reflected on the first page hereof.  Grantor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Lender shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

Section 6.22.          Successors and Assigns.  The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee and Lender shall constitute covenants running with the Land.  All references in this Mortgage to Grantor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Grantor.

Section 6.23.          Modification or Termination.  The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted.  Any alleged modification or termination which is not so documented shall not be effective as to any party.

Section 6.24.          No Partnership, Etc.  The relationship between Lender and Grantor is solely that of lender and owner of collateral.  Lender does not have a fiduciary or other special relationship with Grantor.  Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Grantor and Lender or in any way make Lender a co-principal with Grantor with reference to the Property.  All agreed contractual duties between or among Lender, Trustee and Grantor are set forth herein and any additional implied covenants or duties are hereby disclaimed.  Any inferences to the contrary of any of the foregoing are hereby expressly negated.

Section 6.25.          Applicable Law.  THIS MORTGAGE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE STATE OF NEVADA (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEVADA ARE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION.

DEED OF TRUST — Page 35

Section 6.26.          Construction Mortgage.  This Mortgage constitutes a “construction mortgage” as defined in NRS 104.9334 to the extent that it secures an obligation incurred for the construction of the Improvements, including the acquisition cost of the Land.

Section 6.27.          Entire Agreement.  This Mortgage, together with the Loan Documents to which Grantor is a party, constitute the entire understanding and agreement between Grantor and Lender with respect to the transactions arising in connection with the liens and security interests granted hereby and supersede all prior written or oral understandings and agreements between Grantor and Lender with respect to such matters.  Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

Section 6.28.  Adoption of Statutory Covenants.  The following covenants, Nos. 6 (provided that a default, as referenced in such covenant, shall mean an Event of Default, as defined in Section 4.1 of this Mortgage), 7 (a reasonable), 8 (provided that the recital therein shall be prima facie proof of such default) and 9 of NRS Section 107.030, where not in conflict with the provisions of the Loan Documents, are hereby adopted and made a part of this Mortgage.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

DEED OF TRUST — Page 36

IN WITNESS WHEREOF, Grantor has executed this instrument under seal as of the date first written on page 1 hereof.

The address of Grantor is:	GRANTOR:

2001 Bryan Street, Suite 3250 Dallas, Texas 75201	SW 132 ST. ROSE SENIOR BORROWER LLC, a Delaware limited liability company
Attention: Tim Hogan
Telephone: (214) 922-8575 Facsimile: (214) 922-8553	By: SW 131 St. Rose Mezzanine Borrower LLC, a Delaware limited liability company, its sole member By: SW 130 St. Rose Limited Partnership, a Delaware limited partnership, its sole member

By: SW 129 St. Rose Limited Partnership, a Delaware limited partnership, its general partner

By: SW 104 Development GP LLC, a Delaware limited liability company, its general partner

By:	/s/ Timothy J. Hogan

Name: Timothy J. Hogan
Title: Vice President

The address of Lender is:

Behringer Harvard St. Rose REIT, LLC

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

Attention:  Chief Legal Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on December 30, 2008, by Timothy J. Hogan,  Vice President of SW 104 Development GP LLC, a Delaware limited liability company, on behalf of such company, as general partner of SW 129 St. Rose Limited Partnership, a Delaware limited partnership, general partner of SW 130 St. Rose Limited Partnership, a Delaware limited partnership, sole member of SW 131 St. Rose Mezzanine Borrower LLC, a Delaware limited liability company, sole member of SW 132 St. Rose Senior Borrower LLC, a Delaware limited liability company.

/s/ Tai Lee
Printed Name:	T. Lee
Notary Public, State of Texas

DEED OF TRUST — Signature Page

EXHIBIT A

LAND

All that land situated in the County of Clark, State of Nevada, more particularly described as follows:

PARCEL 1:

The North Half (N ½) of the Northwest Quarter (NW ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M., Clark County, Nevada.

PARCEL 2:

The South Half (S ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M.

EXCEPTING THEREFROM that portion lying within St. Rose Parkway.

PARCEL 3:

That portion of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.M., City of Henderson, Clark County, Nevada, more particularly described as follows:

The South Half (S ½) of the Northwest Quarter (NW ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35.

TOGETHER WITH:

Those portions of the North Half (N ½) of the South Half (S ½) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35 lying Northwesterly of the Northwesterly right of way of St. Rose Parkway.

PARCEL 4:

Being a portion of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M., Clark County, Nevada.

TOGETHER WITH that portion of the North Half (N ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼), also together with that portion of the North Half (N ½) of the Northwest Quarter (NW ¼) of said Section 35, lying Northwesterly of St. Rose Parkway, further described as follows:

DEED OF TRUST - EXHIBIT A — Page 1

BEGINNING at the Southeast (SE) corner of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35, said corner being marked by an aluminum cap marked “PLS 5269, 1994, NW 1/16”;

Thence South 41°41’09” East, 174.75 feet to the Northwesterly line of St. Rose Parkway as granted in Book 250 as Document No. 202951, Official Records, Clark County, Nevada;

Thence along said Northwesterly line, South 46°18’51” West, 297.97 feet to a point of intersection of said Northwesterly line with the South line of the North Half (N ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35;

Thence along the lines of said North Half (N ½) the following Three (3) courses: North 89°22’43” West, 553.55 feet; North 00°33’34” West, 330.00 feet; South 89°22’04” East, 663.09 feet to the POINT OF BEGINNING;

EXCEPTING THEREFROM:

A portion of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35, described as follows:

BEGINNING at the Southwest (SW) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence North 00°33’55” West, 330.09 feet to the Northwest (NW) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence South 89°21’56” East, 663.21 feet to the Northeast Corner of the South Half (S1/2) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence South 00°32’39” East, 330.06 feet to the Southeast (SE) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence North 41°41’09” West, 316.13 feet; Thence South 48°18’51” West, 153.68 feet to the beginning of a 500 foot radius curve, concave Northwesterly; Thence along said curve to the right, 369.29 feet through a central angle of 42°19’05” to the POINT OF BEGINNING.

(Deed Reference 20070720 / 2463 and 2464)

DEED OF TRUST - EXHIBIT A — Page 2

EXHIBIT B

PERMITTED ENCUMBRANCES

1.                                       State, County and/or City taxes for the fiscal year 2008-2009 a lien not yet due and payable.

2.                                       Any taxes that may be due, but not assessed, for new construction which can be assessed on the unsecured property rolls, in the Office of the Clark County Assessor, per Nevada Statute 361.260.

3.                                       Water rights, claims or title to water, whether or not shown by the public record.

4.                                       Mineral rights, reservations, easements and exclusions in patent from the United States of America:

Recorded:                                                                                          January 24, 1962 in Book 339

Document No.:                                                                273895, Official Records, Clark County, Nevada

Affects:                                                                                                     Parcel 1

Said patent further reserves, and is subject to, a right-of-way not exceeding thirty-three (33) feet in width for roadway and public utility purposes to be located along the boundaries of said land.

The above rights of way, not dedicated, have been vacated by an instrument recorded August 15, 2007 in Book 20070815, Instrument No. 0002160, Official Records, Clark County, Nevada.

5.                                       Mineral rights, reservations, easements and exclusions in patent from the United States of America:

Recorded:                                                                                          January 30, 1962 in Book 340

Document No.:                                                                274775, Official Records, Clark County, Nevada.

Affects:                                                                                                     A portion of Parcel 4

Said patent further reserves, and is subject to, a right-of-way not exceeding thirty-three (33) feet in width for roadway and public utility purposes to be located along the boundaries of said land.

The above rights of way, not dedicated, have been vacated by an instrument recorded August 15, 2007 in Book 20070815, Instrument No. 0002160, Official Records, Clark County, Nevada.

DEED OF TRUST - EXHIBIT B — Page 1

6.                                       Mineral rights, reservations, easements and exclusions in patent from the United States of America:

Recorded:                                                                                          February 10, 1970 in Book 10

Document No.:                                                                7408, Official Records, Clark County, Nevada

Affects:                                                                                                     Parcel 3 and a portion of Parcel 4

7.                                       Mineral rights, reservations, easements and exclusions in patent from the United States of America:

Recorded:                                                                                          November 28, 1979 in Book 1152

Document No.:                                                                1111857, Official Records, Clark County, Nevada

Affects:                                                                                                     Parcel 2

Said patent further reserves, and is subject to, a right-of-way not exceeding thirty-three (33) feet in width for roadway and public utility purposes to be located along the boundaries of said land.

There is also reserved a right of way for a Federal Aid Highway under the Act of November 9, 1921 (42 Stat. 212).

The above rights of way, not dedicated, have been vacated by an instrument recorded August 15, 2007 in Book 20070815, Instrument No. 0002160, Official Records, Clark County, Nevada.

8.                                       The terms, covenants, conditions and provisions as contained in an instrument, entitled “City of Henderson Zoning Resolution No. 3635”:

Recorded:                                                                                          May 09, 2007 in Book 20070509

Document No.:                                                                0002301, Official Records, Clark County, Nevada

9.                                       An Easement affecting a portion of said land for the purpose stated herein, and incidental purposes:

In Favor of:                                                                                  Cox Communications Las Vegas, Inc.

For:                                                                                                                           Cable and Information Facilities

Recorded:                                                                                          April 30, 2008 in Book 20080430

Document No.:                                                                0000512, Official Records, Clark County, Nevada

DEED OF TRUST - EXHIBIT B — Page 2

APN:                   177-35-201-001

                                                177-35-201-002

                                                177-35-201-003

                                                177-35-201-006

The mailing address to which this Mortgage
should be returned after recordation is:

WICK PHILLIPS, LLP

2100 Ross Avenue, Suite 950

Dallas, Texas  75201

Attention:  Walt Miller, Esq.

JUNIOR MEZZANINE DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

(This Document Serves as a Fixture Filing under

Nevada Revised Statutes Section 104.9502)

Dated to be effective as of December 31, 2008

made by

SW 132 ST. ROSE SENIOR BORROWER LLC,

a Delaware limited liability company (Grantor)

to

Chicago Title Agency of Nevada, Inc., as Trustee

(Trustee)

for the benefit of

BEHRINGER HARVARD ST. ROSE REIT, LLC,
a Delaware limited liability company (Lender)

DEED OF TRUST — Page 1

JUNIOR MEZZANINE DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

Grantor’s Organizational Identification Number: 26-3831531

THIS JUNIOR MEZZANINE DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Mortgage”) is made this 31st day of December, 2008, by Grantor, in favor of Trustee for the benefit of Lender.

R E C I T A L S

A.            This Mortgage is being executed by Grantor for the purpose of securing a loan from Lender to SW 131 St. Rose Mezzanine Borrower LLC, a Delaware limited liability company (the “Borrower”).  The Borrower is directly or indirectly the legal and beneficial owner of all (100%) of the equity interests in Grantor.

B.            Grantor is the owner of the Land (as defined below) and is currently pursuing a subdivision of the Land, and Grantor intends to convey approximately 6.272 acres of the Land (the “Commercial Tract”) to its affiliate, SW 122 St. Rose Senior Borrower LLC, a Delaware limited liability company (the “Commercial Tract Borrower”).  The Land other than the Commercial Tract (the “Multi-Family Tract”) will be used by Grantor to develop a 430-unit apartment complex.

C.            When Commercial Tract Borrower acquires title to the Commercial Tract (the date of such acquisition is referred to herein as the “Transfer Date”), Lender will cause the lien of this Mortgage to be released as to the Commercial Tract.

D.            Concurrently with the execution of this Mortgage, Grantor also is executing (1) that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement to and in favor of PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as administrative agent for itself and certain other lenders (the “Multi-Family DOT”), to secure, in part, the obligations of the Grantor in connection with a $38,600,000 loan (the “Senior Loan”), (2) that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement to and in favor of PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., for its own account as lender (the “Commercial DOT”), to secure, in part, the obligations of the Commercial Tract Borrower in connection with a $2,950,000 loan (the “Commercial Loan”), and (3) that certain Senior Mezzanine Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement to and in favor of Trustee, as trustee, for the benefit of Lender (the “Senior Mezzanine DOT”), to secure, in part, the obligations of the Borrower under the Senior Mezzanine Loan Documents.  The Multi-Family DOT and the Commercial DOT are referred to herein as the “Senior DOTs”).

E.             This Mortgage is subject and subordinate to (1) the Senior DOTs, the obligations of the Grantor and/or Commercial Tract Borrower in respect of the Senior Loan and the Commercial Loan, respectively, and the rights of the administrative agent and/or lenders arising

DEED OF TRUST — Page 2

in connection with the Senior Loan and the Commercial Loan, respectively, and (2) the Senior Mezzanine DOT, the obligations of the Grantor and/or the Borrower in respect of the obligations under the Senior Mezzanine Loan Documents, and the rights of the Lender arising in connection therewith.

ARTICLE 1

Definitions; Granting Clauses; Secured Indebtedness

Section 1.1.            Principal Secured.  This Mortgage secures the aggregate principal amount of up to TWENTY ONE MILLION FORTY THREE THOUSAND ONE HUNDRED NINETY SEVEN AND NO/100 DOLLARS ($21,043,197.00) together with interest thereon.  This instrument secures future advances as defined in Nevada Revised Statutes (as amended, NRS) 106.320, and is goverened by NRS 106.300 to 106.400, inclusive.

Section 1.2.            Definitions.

(a)           In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

“Grantor”:  SW 132 ST. ROSE SENIOR BORROWER LLC, a Delaware limited liability, whose mailing address is 2001 Bryan Street, Suite 3250, Dallas, Texas 75201, Attention: Tim Hogan, and its permitted successors and assigns.

“Lender”:  BEHRINGER HARVARD ST. ROSE REIT, LLC, a Delaware limited liability company, or any subsequent holder(s) of the Notes at the time in question.

“Mezzanine Loan Agreement”:  The Junior Mezzanine Loan Agreement dated of even date herewith between Lender and Borrower, which is incorporated herein by reference for all purposes.

“Promissory Note”:  The Junior Mezzanine Promissory Note made by Borrower pursuant to the Mezzanine Loan Agreement, payable to the order of Lender, in the principal face amount of up to $21,043,197.00, bearing interest as therein provided.

“Trustee”:  Chicago Title Agency of Nevada, Inc., a Nevada corporation.

“UCC”:   The Nevada Uniform Commercial Code,  NRS Section 104.1101 et seq., as amended from time to time.

(b)           Any term used or defined in the UCC, as in effect from time to time, and not defined in this Mortgage has the meaning given to the term in the UCC, as in effect from time to time, when used in this Mortgage. However, if a term is defined in NRS Section 104.9101 et seq. of the UCC differently than in another title of the UCC, the term has the meaning specified in said NRS Section 104.9101 et seq.

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(c)           Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Mezzanine Loan Agreement.

Section 1.3.            Granting Clause.  In consideration of the provisions of this Mortgage and the sum of TEN AND NO/100 DOLLARS ($10.00) cash in hand paid and other good and valuable consideration the receipt and sufficiency of which are acknowledged by Grantor, Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee, IN TRUST with the power of sale for the benefit and security of Lender, with GENERAL WARRANTY, the following:  (a)  the real property described in Exhibit A which is attached hereto and incorporated herein by reference (the “Land”) together with: (i) any and all buildings, structures, improvements, alterations or appurtenances now or hereafter situated or to be situated on the Land (collectively the “Improvements”); and (ii) all right, title and interest of Grantor, now owned or hereafter acquired, in and to (1) streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; (3) all options to purchase the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; (4) all water and water rights, ditches and ditch rights, reservoirs, reservoir rights and storage rights, wells and well rights, well permits, springs and spring rights, groundwater rights (whether tributary, nontributary or not-nontributary), water contracts, water allotments, water taps, stock certificates, shares in ditch or reservoir or water companies, and all other rights of any kind or nature in or to the use of water, whether or not adjudicated, which are appurtenant to, historically used on or in connection with, or located on or under the Land (collectively, “Water Rights”), together with any and all associated structures and facilities for the diversion, carriage, transmission, conveyance, measurement, storage or use of said Water Rights, and any and all easements, rights of way, fixtures, personal property, contract rights, licenses, permits or decrees associated with or used in connection with any such Water Rights or which may be necessary for the development, operation or maintenance of such Water Rights; and (5) timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the “Premises”); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, tangible and intangible (including software embedded therein), now owned or hereafter acquired by Grantor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the “Accessories,” all of which are hereby declared to be permanent accessions to the Land); (c) Grantor’s rights, but not liability for any breach by Grantor, under all (i) plans and specifications for the Improvements; (ii) insurance policies to the extent transferable, or proceeds thereof (to the extent not transferable) (or additional or supplemental coverage related thereto, including  from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal

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government sponsored program or entity), contracts and agreements for the design, construction, operation or inspection of the Improvements; (iii) Grantor’s rights in tenants’ security deposits, deposits with respect to utility services to the Premises, rebates or refunds of impact fees or other taxes, assessments or charges; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of Article 3 hereof); (vi) as-extracted collateral produced from or allocated to the Land including, without limitation, oil, gas and other hydrocarbons and other minerals and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest; and (d) all (i) accounts and proceeds (cash or non-cash and including payment intangibles) of or arising from the properties, rights, titles and interests referred to above in this Section 1.3, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance (or additional or supplemental coverage related thereto, including  from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity) relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any Law, and proceeds arising out of any damage thereto; (ii) all letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Grantor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; (iii) all commercial tort claims Grantor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; and (iv) other interests of every kind and character which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.3 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Grantor in any of the property referred to above in this Section 1.3 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised under the lease creating the leasehold estate;

TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the “Property”), unto Trustee, and its successors or substitutes in this trust, in trust, in fee simple forever, subject to the terms, provisions and conditions herein set forth, to secure the obligations of Borrower under the Notes and Loan Documents (as hereinafter defined) and all other indebtedness and matters defined as “Secured Indebtedness” in Section 1.5 of this Mortgage.

Notwithstanding any of the above, the lien of this Mortgage does not extend to the names “Trammell Crow Residential”, “Alexan” and “TCR” or any variant thereof or the “TCR” logo or to any written or printed material that contains any of such names or such logo, and if Lender forecloses against the Premises, or Lender acquires the Premises (whether through foreclosure,

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deed in lieu of foreclosure or other means), or if Lender takes possession of the Premises, or if a receiver is appointed for the Premises, then Lender will not use, and any person acquiring the Premises through foreclosure, deed in lieu of foreclosure or other means shall not use, in connection with the Premises any of the names “Trammell Crow Residential”, “Alexan” or “TCR” or any variant thereof or the “TCR” logo.  The limitation of names listed in this Section 1.3 does not imply a license or right to use any other name, service mark, trademark or logo that is proprietary to Grantor or any of its affiliates.

Section 1.4.            Security Interest.  Grantor hereby grants to Lender a security interest in all of the Property which constitutes personal property or fixtures, all proceeds and products thereof, and all supporting obligations ancillary to or arising in any way in connection therewith (herein sometimes collectively called the “Collateral”) to secure the obligations of Grantor under the Notes and Loan Documents and all other indebtedness and matters defined as Secured Indebtedness in Section 1.5 of this Mortgage.  In addition to its rights hereunder or otherwise, Lender shall have all of the rights of a secured party under the UCC, as in effect from time to time, or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable Law.

Section 1.5.            Secured Indebtedness, Notes, Loan Documents, Other Obligations.  This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time (collectively the “Secured Indebtedness”):  (a) the Promissory Note and all other promissory notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such promissory note or promissory notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the “Notes”); (b)  all indebtedness, liabilities, duties, covenants, promises and other obligations whether joint or several, direct or indirect, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts, owed by Borrower to Lender now or hereafter incurred or arising pursuant to or permitted by the provisions of the Notes, this Mortgage, or any other document now or hereafter evidencing, governing, guaranteeing or securing the loan evidenced by the Notes executed by Borrower or any Guarantor (as defined in the Mezzanine Loan Agreement), including but not limited to any loan or credit agreement, letter of credit or reimbursement agreement, tri-party financing agreement or other agreement between Borrower and Lender, or among Borrower, Lender and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Notes (the Notes, this Mortgage and such other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the “Loan Documents”; provided, however, the Environmental Indemnity is not a Loan Document); (c) all future advances made by Lender to Grantor or Borrower; provided, however, this clause (c) shall not operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other Law; and (d) the obligations of Grantor under this Mortgage.  Should the Secured

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Indebtedness decrease or increase pursuant to the terms of the Notes or otherwise, at any time or from time to time, this Mortgage shall retain its priority position of record until (a) the termination of Lender’s obligations to make advances under the Loan Documents and the full, final and complete payment of all the Secured Indebtedness then outstanding, or (b) the full release and termination of the liens and security interests created by this Mortgage.

Section 1.6.            Subordinate Deed of Trust.  This Mortgage, the Promissory Note, the Mezzanine Loan Agreement and the other Loan Documents, and all rights of Lender under this Mortgage, are subject and subordinate to (a) the Senior DOTs, the other Senior Loan Documents and the rights of the Senior Lender arising thereunder, and (b) the Senior Mezzanine DOT, the other Senior Mezzanine Loan Documents and the rights of the Lender arising thereunder.  In the event of a conflict between the provisions of the Senior Loan Documents and the provisions of the Loan Documents, the provisions of the Senior Loan Documents shall control.  To the extent that Grantor is required to perform any obligation under (i) both the Senior Loan Documents and this Mortgage or (ii) both the Senior Mezzanine Loan Documents and this Mortgage, Grantor shall be deemed to have complied with the applicable provision of this Mortgage as long as Grantor has performed the corresponding obligation for the benefit of the Senior Lender pursuant to the Senior Loan Documents or for the benefit of the Lender pursuant to the Senior Mezzanine Loan Documents, as applicable.  Reference is hereby made to that certain Intercreditor and Subordination Agreement executed by Lender and the Senior Lender, acting in its own capacity or as administrative agent on behalf of itself and/or other lenders (the “Intercreditor Agreement”).  This Mortgage is subject to termination and release upon the occurrence of certain events or circumstances as more particularly described in Section 7 of the Intercreditor Agreement.

ARTICLE 2

Representations, Warranties and Covenants

Section 2.1.            Grantor represents, warrants, and covenants as follows:

(a)           Payment and Performance.  Grantor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Mortgage and will not permit an Event of Default to occur hereunder.  Time shall be of the essence in this Mortgage.

(b)           Title and Permitted Encumbrances.  Grantor has, in Grantor’s own right, and Grantor covenants to maintain, lawful, good and marketable title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth under on Exhibit B attached hereto, but only to the extent that the same are valid and subsisting and affect the Property, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for real estate taxes, assessments and other governmental charges on the Property which are not yet delinquent or are being contested in accordance with Section 2.1(c) or comparable provisions of the documents evidencing or

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securing the Senior Loan or the Commercial Loan, (iv) rights of tenants under leases, (v)  the liens and security interests evidenced by the Senior DOTs, (vi) other liens and security interests (if any) in favor of Lender or otherwise approved by Lender, (vii) mechanics’ liens being contested in accordance with Section 2.1(l) or comparable provisions of the documents evidencing or securing the Senior Loan or the Commercial Loan, and (viii) the Senior Mezzanine DOT (the matters described in the foregoing clauses (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) being herein called the “Permitted Encumbrances”).  Grantor, and Grantor’s successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Trustee, and its successors or substitutes, against the claims and demands of all persons claiming or to claim the same or any part thereof.  Except as permitted in the Mezzanine Loan Agreement, Grantor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Lender.  Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Lender of any existing or future violation or other breach thereof by Grantor, by the Property or otherwise.  No part of the Property constitutes all or any part of the homestead of Grantor.  If any right or interest of Lender in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Trustee and Lender, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Lender, including the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims.  All reasonable expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Lender or Trustee (as the case may be) with interest as provided in the Notes, and the party (Lender or Trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

(c)           Taxes and Other Impositions.  Grantor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all ad valorem taxes assessed against the Property or any part thereof, and shall deliver promptly to Lender such evidence of the payment thereof as Lender may require; provided, however, that Grantor may contest the payment of any such tax or other imposition to the extent and in the manner permitted by Law if and so long as the following conditions are satisfied: (i) Grantor shall have notified Lender of Grantor’s contest; (ii) Grantor shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Property, or any part thereof, to satisfy the same; (iii) Grantor shall have furnished to Lender a cash deposit reasonably satisfactory to Lender, or an indemnity bond reasonably satisfactory to Lender with a surety reasonably satisfactory to Lender, in the amount of the tax or other imposition plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith (or in the statutory amount, in the case of a bond authorized by statute), to assure payment of the matters under contest and to prevent any sale or forfeiture of the Property or any part thereof, but in each case, only to the

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extent Grantor has not furnished a cash deposit or indemnity bond to either the Senior Lender pursuant to the Senior Loan Documents or the Lender pursuant to the Senior Mezzanine Loan Documents; (iv) Grantor shall promptly upon final determination thereof pay the amount of any such tax or other imposition so determined, together with all costs, interest and penalties which may be payable in connection therewith; and (v) the failure to pay the tax or other imposition does not constitute an event of default under any other deed of trust, mortgage or security interest covering or affecting any part of the Property and does not subject Lender to any civil or criminal liability or to any damages or expense not reimbursed by Grantor.  Notwithstanding the foregoing, Grantor shall immediately upon request of Lender pay (and if Grantor shall fail so to do, Lender may, but shall not be required to, pay or cause to be discharged or bonded against) any such tax or other imposition notwithstanding such contest if in the reasonable opinion of Lender, the Property shall be in jeopardy or in danger of being forfeited or foreclosed.  Lender may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

(d)           Insurance.  Grantor shall obtain and maintain at no expense to Lender or Trustee insurance in respect of the Property by the Mezzanine Loan Agreement.  Grantor shall cause all premiums on policies required hereunder to be paid as they become due and payable and promptly deliver to Lender evidence reasonably satisfactory to Lender of the timely payment thereof.  If any loss occurs at any time when Grantor has failed to perform Grantor’s covenants and agreements in this paragraph with respect to any insurance payable because of loss sustained to any part of the Property, whether or not such insurance is required by Lender, then subject to the rights of the Senior Lender and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, Lender shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Grantor, to the same extent as if it had been made payable to Lender.  Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the Secured Indebtedness, all of Grantor’s right, title and interest in and to the insurance policies (to the extent transferable) referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies, subject to the rights of the Senior Lender and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, Lender shall have the right (but not the obligation) to receive the proceeds of, all insurance for loss of or damage to the Property, and if an Event of Default exists (after taking into consideration applicable notice, grace and cure periods) to make proof of loss for, settle and adjust any claim under such insurance, regardless of whether or not such insurance policies are required by Lender, and the reasonable expenses incurred by Lender in the adjustment and collection of insurance proceeds shall be a part of the Secured Indebtedness and shall be due and payable to Lender on demand.  Lender shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Grantor or to any third party.  Any such proceeds received by Lender shall be applied as provided in the applicable provisions of the Mezzanine Loan Agreement.

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(e)           Reserve for Insurance, Taxes and Assessments.  Upon the occurrence of an Event of Default (after taking into consideration applicable notice, grace and cure periods), in order to secure the performance and discharge of Grantor’s obligations referred to below, but not in lieu of such payment and performance, Grantor will deposit with Lender a sum equal to real estate taxes, assessments and charges (which charges for the purposes of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year (to the extent such premiums have not been paid), all as estimated by Lender and prorated to the end of the calendar month following the month during which Lender’s request is made, and thereafter will deposit with Lender, on each date when an installment of principal and/or interest is due on the Notes, sufficient funds (as estimated from time to time by Lender) to permit Lender to pay at least fifteen (15) days prior to the due date thereof, the next maturing real estate taxes, assessments and charges and premiums for such policies of insurance; provided, however, Grantor shall not be obligated to make any such deposits to the extent it makes deposits of a similar character with the Senior Lender under the Senior Loan Documents or has made such deposits to the Lender under the Senior Mezzanine DOT.  All such funds shall be deposited into an interest bearing account and, provided that no Event of Default or event which, with notice or passage of time or both, would constitute an Event of Default has occurred and is then continuing, Grantor shall, upon written request to Lender, be entitled to receive the interest accrued on such account.  Lender shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments.  To the extent permitted by Law, any excess over the amounts required for such purposes shall be held by Lender for future credit against amounts due under this paragraph or refunded to Grantor, at Lender’s option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Lender.  All such funds so deposited (including any interest to which Grantor is not entitled under the provisions above) shall be applied by Lender toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Lender by Grantor (which statements shall be presented by Grantor to Lender a reasonable time before the applicable amount is due); provided, however, that, if an Event of Default shall then exist hereunder (after taking into consideration applicable notice, grace and cure periods), such funds shall be applied first to past or currently due taxes, assessments, charges or premiums, together with any penalties or late charges with respect thereto, and the balance may be applied at Lender’s option to the Secured Indebtedness in the order determined by Lender in its sole discretion.  The conveyance or transfer of Grantor’s interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of Law) shall constitute an assignment or transfer of Grantor’s interest in and rights to such funds held by Lender under this paragraph but subject to the rights of Lender hereunder.

(f)            Condemnation.  Immediately upon obtaining knowledge thereof, Grantor shall notify Lender of any threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Grantor shall, at Grantor’s expense, diligently prosecute any such proceedings, and shall consult with Lender and its attorneys and experts, and cooperate with them in the carrying on the defense of any such proceedings.  Lender shall have the right (but not the obligation) to participate in any such proceeding and to be represented by

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counsel of its own choice.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, Lender shall be entitled to receive all sums which may be awarded or become payable to Grantor for the condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for injury or damage to the Property.  To the extent permitted by applicable Law and except as otherwise expressly provided herein, Grantor hereby specifically, unconditionally and irrevocably waives all rights of a property owner granted under applicable law which provide for allocation of condemnation proceeds between a property owner and a lienholder, including the provisions of NRS 37.115.  Grantor shall, promptly upon request of Lender, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and, subject to the rights of administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, to enable Lender to collect and receipt for any such sums.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, all such sums are hereby assigned to Lender, and shall be applied as provided in the applicable provisions of the Mezzanine Loan Agreement.  In any event the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused.  Lender shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Grantor.  Lender is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree.  All reasonable costs and expenses (including but not limited to reasonable attorneys’ fees) incurred by Lender in connection with any condemnation shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Lender pursuant to this Mortgage.

(g)           Compliance with Legal Requirements.  Grantor, the Property and the use, operation and maintenance thereof and all activities thereon do and shall comply in all material respects with all applicable Legal Requirements (hereinafter defined).  The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement.  Grantor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Mortgage to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement.  No improvement upon or use of any part of the Property constitutes a nonconforming use under any zoning Law or similar Law.  The Property will contain within its boundaries a sufficient number of parking spaces to satisfy all Laws.  There are no written or oral agreements with any third parties regarding parking, ingress and egress, use or maintenance of common areas or otherwise except as provided in the Permitted Encumbrances.  Grantor has obtained or will obtain when required and shall preserve and keep in full force and effect, all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property.  If Grantor receives a notice or claim from any person that

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the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Grantor will promptly furnish a copy of such notice or claim to Lender.  Without limiting the foregoing, Grantor hereby agrees that upon receipt of any notice of noncompliance with restrictive covenants affecting the Property because of the encroachment of the Improvements over the building line, Grantor shall immediately (x) provide Lender with written notice thereof and (y) commence to cure such noncompliance and pursue such cure to completion. Grantor has received no notice and has no knowledge of any such noncompliance.  As used in this Mortgage:  (i) the term “Legal Requirement” means any Law (hereinafter defined), agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company) that is binding on Grantor or the Property, as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term “Law” means any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign.

(h)           Condition of Property.  Upon payment of applicable connection fees, the Property will be separately served by electric, gas, storm and sanitary sewers, sanitary water supply, telephone and other utilities required for the use thereof as represented by Grantor at or within the boundary lines of the Property or at points from which extensions of facilities contemplated by the Mezzanine Loan Agreement will originate.  All streets, alleys and easements necessary to serve the Property for the use represented by Grantor have been completed and are serviceable and (i) such streets have been dedicated and accepted by applicable governmental entities, (ii) such streets benefit the Property pursuant to valid and binding easement agreements which permit Grantor and its successors, assigns and mortgagees, the uninterrupted use of the same for ingress and egress to and from the Property or (iii) the right-of-way for such streets have been established and such streets will be constructed as part of the improvements provided for in the Mezzanine Loan Agreement.  To Grantor’s knowledge, design conditions of the Property are such that no drainage or surface or other water will, in any actionable way, drain across or rest upon either the Property or land of others.  No portion of any of the buildings that are or are to be part of the Property is within a flood plain except as shown on a survey delivered to Lender, and none of the Improvements creates (or when constructed will create) an encroachment over, across or upon any of the Property boundary lines, rights of way or easements, and no building or other improvement on adjoining land creates such an encroachment onto the Property except as shown on a survey delivered to Lender.

(i)            Maintenance, Repair and Restoration.  Grantor will keep the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate.  Notwithstanding the foregoing, Grantor will not, without the prior written consent of Lender, (i) remove from the Property any fixtures or personal property covered by this Mortgage except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except Permitted Encumbrances and the liens and security interests created by this Mortgage and the other Loan Documents), or (ii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof, or (iii) make any alteration to the

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Property involving  any single estimated expenditure exceeding $300,000, except pursuant to plans and specifications approved in writing by Lender.  Upon request of Lender but no more often than once in any twelve month period (unless Lender determines in its good faith business judgment, that it needs a current inventory more frequently), Grantor will deliver to Lender an inventory describing and showing the make, model, and location of all fixtures and personal property used in the management, maintenance and operation of the Property owned by Grantor with a certification by Grantor that said inventory is a true and complete schedule of all such fixtures and personal property owned by Grantor used in the management, maintenance and operation of the Property, that such items specified in the inventory constitute all of the fixtures and personal property required in the management, maintenance and operation of the Property except for items identified or leased by Grantor in accordance with this Mortgage and other items owned by service providers and that all such items are owned by Grantor free and clear of any lien or security interest (except Permitted Encumbrances and the liens and security interests created by this Mortgage and the other Loan Documents).  If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance has not been obtained or is not obtainable) shall result in damage to or loss or destruction of the Property in excess of $75,000.00, Grantor shall give prompt notice thereof to Lender and, unless Lender agrees otherwise, Grantor shall promptly, at Grantor’s sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, secure the Property as necessary and commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

(j)            No Other Liens.   Grantor will not, without the prior written consent of Lender, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Lender, Grantor will cause the same to be promptly discharged and released; provided, however, that Grantor may contest involuntary mechanics’ and materialmen’s liens to the extent and in the manner permitted by Law if and so long as Grantor shall have satisfied all of the conditions of Section 2.1 (c) (regarding contest by Grantor of taxes or other impositions), which conditions shall also apply in all respects to Grantor’s privilege to contest involuntary mechanics’ or materialmen’s liens under this paragraph.  Grantor will own all parts of the Property and will not acquire any fixtures, equipment or other property (including software embedded therein) forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Lender, except that Grantor may lease certain furniture and accessories for display in the model units on the Property, certain furniture and equipment for the clubhouse and management offices and cable, television, telephone, internet access, laundry and security equipment pursuant to lease agreements approved by Lender.  If Lender consents to the voluntary grant by Grantor of any deed of trust or mortgage, lien, security

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interest, or other encumbrance (other than the Permitted Encumbrances) (hereinafter called “Subordinate Mortgage”) covering any of the Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Mortgage, any such Subordinate Mortgage shall contain express covenants to the effect that:

(1)           the Subordinate Mortgage is unconditionally subordinate to this Mortgage;

(2)           if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Mortgage, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Lender;

(3)           Rents, (hereinafter defined) if collected by or for the holder of the Subordinate Mortgage, shall be applied first to the payment of the Senior Loan and the Secured Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property, prior to being applied to any indebtedness secured by the Subordinate Mortgage;

(4)           written notice of default under the Subordinate Mortgage and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Mortgage or to seek the appointment of a receiver for all or any part of the Property shall be given to Lender with or immediately after the occurrence of any such default or commencement; and

(5)           neither the holder of the Subordinate Mortgage, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Grantor’s rights hereunder without the prior written consent of Lender.

(k)           Operation of Property.  Grantor will operate the Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith (except for fees and charges that Grantor is contesting in good faith in accordance with the provisions of this Mortgage).  Grantor will keep the Property occupied so as not to impair the insurance carried thereon.  Grantor will not use or occupy, or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.  Grantor will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or any other Legal Requirement.  Grantor will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Lender.  Grantor will not do or suffer to be done any intentional act whereby the value of any part of the Property may be lessened; provided, however, this sentence is not

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intended and shall not be construed, to prohibit Grantor from making adjustments to the rental rates for apartment units in the Property that are necessary to meet market rental rates for apartment projects of similar quality located in the general vicinity of the Property.  Grantor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Property.  Without the prior written consent of Lender, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof.

(l)            Debts for Construction, Etc.  Grantor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment (including software embedded therein) and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid, subject to Grantor’s right to contest the validity or amounts thereof in accordance with procedures like those in Section 2.1(c).

(m)          Financial Matters.  Grantor is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Grantor’s knowledge, threatened) by or against Grantor, as a debtor.

(n)           Status of Grantor; Suits and Claims; Loan Documents.  If Grantor is a corporation, partnership, limited liability company, or other legal entity, Grantor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Property.  This Mortgage has been duly authorized, executed and delivered by Grantor, and the obligations hereunder and the performance hereof by Grantor in accordance with its terms are and will continue to be within Grantor’s power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Legal Requirement or any other document or agreement to which Grantor or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Grantor, except for the liens of the Permitted Encumbrances and as otherwise expressly contemplated by the Loan Documents.  There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Grantor’s knowledge, threatened) against Grantor or which affects the Property (including, without limitation, any which challenges or otherwise pertains to Grantor’s title to the Property) or the validity, enforceability or priority of any of the Loan Documents, except as has been disclosed in writing to Lender in connection with the loan evidenced by the Notes.  There is no judicial or administrative action, suit or proceeding pending (or, to Grantor’s knowledge, threatened) against Grantor, except as has been disclosed in writing to Lender in connection with the loan evidenced by the Notes.  This Mortgage constitutes a legal, valid and binding obligation of Grantor enforceable in accordance with its terms, except as the enforceability hereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity.  Grantor is not a “foreign person” within the meaning

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of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder).  Grantor’s exact legal name is correctly set forth at the end of this Mortgage.  If Grantor is not an individual, Grantor is an organization of the type and (if not an unregistered entity) is incorporated in or organized under the laws of the state specified in the introductory paragraph of this Mortgage.  If Grantor is an unregistered entity (including, without limitation, a general partnership) it is organized under the laws of the state specified in the introductory paragraph of this Mortgage.  Grantor will not cause or permit any change to be made in its name, identity (including its trade name or names), or corporate or partnership structure, unless Grantor shall have notified Lender in writing of such change at least 30 days prior to the effective date of such change, and shall have first taken all action reasonably required by Lender for the purpose of further perfecting or protecting the lien and security interest of Lender in the Property.  In addition, Grantor shall not change its corporate or partnership structure without first obtaining the prior written consent of Lender.  Grantor’s principal place of business and chief executive office, and the place where Grantor keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording including, without limitation, software, writings, plans, specifications and schematics concerning the Property, will be (unless Grantor notifies Lender of any change in writing at least 30 days prior to the date of such change) the address of Grantor set forth at the end of this Mortgage and such other additional addresses within the United States of which Grantor has notified Lender.  Grantor’s organizational identification number, if any, assigned by the state of incorporation or organization is correctly set forth on the first page of this Mortgage.  Grantor shall promptly notify Lender (i) of any change of its organizational identification number, or (ii) if Grantor does not now have an organization identification number and later obtains one, of such organizational identification number.

(o)           Certain Environmental Matters.  To the extent applicable to Grantor, Grantor shall comply with the terms and covenants and agreements with respect to environmental matters of that certain Environmental Indemnity Agreement pertaining to the Property (the “Environmental Indemnity”) among Borrower and Lender.

(p)           Further Assurances.  Grantor will, promptly on request of Lender, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Mortgage; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further deeds of trust, security agreements, and assignments of rents or leases) and do such further acts as are, in Lender’s reasonable judgment, necessary, desirable or proper to carry out more effectively the purposes of this Mortgage, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Lender to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Lender to enable Lender to comply with the requirements or requests of any agency having jurisdiction over Lender or any examiners of such agencies with respect to the

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Grantor or the Property; provided, however, such further acts shall be consistent with the terms contained in this Mortgage and shall not unreasonably alter the rights and obligations of Grantor under this Mortgage.  Grantor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Lender pursuant to this Mortgage.

(q)           Reserved.

(r)            Reserved.

(s)           Taxes on Notes or Mortgage.  In the event of the enactment after this date of any Law of any governmental entity applicable to Lender, the Notes, the Property or this Mortgage deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Lender the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the Laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Mortgage or the Secured Indebtedness or Lender, then, and in any such event, Grantor, upon demand by Lender, shall pay such taxes, assessments, charges or liens, or reimburse Lender therefor; provided, however, that if in the opinion of counsel for Lender (i) it might be unlawful to require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by Law, then and in such event, Lender may elect, to the extent permitted by applicable law, by notice in writing given to Grantor, to declare all of the Secured Indebtedness to be and become due and payable sixty (60) days from the giving of such notice.

(t)            Statement Concerning Mortgage.  Grantor shall at any time and from time to time furnish within seven (7) days of request by Lender a written statement in such form as may be reasonably required by Lender stating that (i) this Mortgage is a valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms; (ii) this Mortgage has not been released, subordinated or modified; and (iii) Grantor has no offsets or defenses against the enforcement of this Mortgage.  If any of the foregoing statements are untrue, Grantor shall, alternatively, specify the reasons therefor.

Section 2.2.            Performance by Lender on Grantor’s Behalf.  Grantor agrees that, if Grantor fails to perform any act or to take any action which under this Mortgage, Grantor is required to perform or take, and if such failure then constitutes an Event of Default hereunder (whether or not the Secured Indebtedness has been accelerated), Lender, in Grantor’s name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Lender and any money so paid by Lender, shall be a demand obligation owing by Grantor to Lender (which obligation Grantor hereby promises to pay), shall be a part of the Secured Indebtedness and Lender, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment.  After the occurrence and during the continuance of an Event of

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Default, Lender shall have the right to enter upon the Property at any time and from time to time for any such purposes.  No such payment or performance by Lender shall waive or cure any Event of Default or waive any right, remedy or recourse of Lender.  Any such payment may be made by Lender in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof.  Each amount due and owing by Grantor to Lender pursuant to this Mortgage shall bear interest, from the date such amount becomes due until paid, whether before or after a sale as described in Section 5.2 at the Default Interest Rate (as defined in the Mezzanine Loan Agreement) but never in excess of the maximum nonusurious amount permitted by applicable Law, which interest shall be payable to Lender on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the Secured Indebtedness.  The amount and nature of any expense by Lender hereunder and the time when paid shall be fully established by the certificate of Lender or any of Lender’s officers or agents.

Section 2.3.            Absence of Obligations of Lender with Respect to Property.  Notwithstanding anything in this Mortgage to the contrary, including, without limitation, the definition of “Property” and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable Law, the Property is composed of Grantor’s rights, title and interests therein but not Grantor’s obligations, duties or liabilities pertaining thereto, (ii) Lender does not assume or shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of “Property” herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Lender may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Lender’s interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto.  Without limiting the generality of the foregoing, it is understood and agreed that Lender shall not have any obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Lender elects otherwise by written notification.

Section 2.4.            Authorization to File Financing Statements; Power of Attorney.  Grantor hereby authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable Law, required by Lender to establish or maintain the validity, perfection and priority of the security interests granted in this Mortgage.  Grantor also ratifies its authorization for Lender to have filed any like initial financing statements, amendments thereto or continuation statements if filed prior to the date of this Mortgage.  Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent of Lender, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Grantor or in Grantor’s own name to execute in Grantor’s name any such documents and to otherwise carry out the purposes of this Section 2.4, to the extent that Grantor’s authorization above is not sufficient.  To the extent permitted by law, Grantor hereby ratifies all acts said attorneys-in-fact shall lawfully do, have done in the past or cause to be done in the future by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.

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ARTICLE 3

Assignment of Rents and Leases

Section 3.1.                                   Assignment.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, Grantor hereby assigns to Lender all Rents (as hereinafter defined) and all of Grantor’s rights in and under all Leases (hereinafter defined).  So long as no Event of Default (hereinafter defined) has occurred, Grantor shall have a license (which license shall terminate automatically and without further notice upon the occurrence of an Event of Default) to collect, but not prior to accrual, the Rents under the Leases and, where applicable, subleases (such Rents to be held in trust for Lender, subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents) and to otherwise deal with all Leases as permitted by this Mortgage.  Each month, provided no Event of Default has occurred, Grantor may retain such Rents as were collected that month and held in trust for Lender; provided, however, that all Rents collected by Grantor shall be applied solely to the ordinary and necessary expenses of owning and operating the Property and obligations under the Senior Loan Documents or paid to Lender before application to any other purpose.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, upon the revocation of such license, Lender shall have the right, power and privilege (but shall be under no duty) to demand possession of the Rents, which demand shall to the fullest extent permitted by applicable Law be sufficient action by Lender to entitle Lender to immediate and direct payment of the Rents (including delivery to Lender of Rents collected for the period in which the demand occurs and for any subsequent period), for application as provided in this Mortgage.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Lender upon written demand by Lender, without further consent of Grantor, without any obligation of such tenants to determine whether an Event of Default has in fact occurred and regardless of whether Lender has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Lender to the tenants.  Any such payments to Lender shall constitute payments to Grantor under the Leases, and, subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, Grantor hereby irrevocably appoints Lender as its attorney-in-fact to do all things, after an Event of Default, which Grantor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting Rents with or without suit and applying the same, less expenses of collection, to the Senior Loan, with any excess applied to any of the obligations secured hereunder, under the Loan Documents or the Senior Mezzanine Loan Documents or to expenses

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of operating and maintaining the Property, at the option of the Lender, all in such manner as may be determined by Lender, (ii) leasing, in the name of Grantor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefor and paying such agents reasonable compensation for their services.  The curing of such Event of Default, unless other Events of Default also then exist, shall entitle Grantor to recover its aforesaid license to do any such things which Grantor might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents.  The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of an Event of Default and may be exercised independently of or concurrently with any of said remedies.  Nothing in the foregoing shall be construed to impose any obligation upon Lender to exercise any power or right granted in this paragraph, or to assume any liability under any Lease of any part of the Property (and no liability shall attach to Lender for failure or inability to collect any Rents under any such Lease), or as constituting Lender a mortgagee in possession in the absence of the actual taking of possession of the Property by Lender, or as constituting an action, rendering any of Grantor’s obligations to Lender unenforceable, in violation of any of the provisions of NRS Section 40.430 or otherwise limiting any rights available to Lender.  The assignment contained in this Section shall become null and void upon the release of this Mortgage.  As used herein: (i) “Lease” means each existing or future lease, sublease (to the extent of Grantor’s rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) “Rents” means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to the proceeds from any negotiated lease termination or buyout of such Lease, liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Grantor’s rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Laws (as defined in the Loan Agreement), together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

Section 3.2.                                   Reserved.

Section 3.3.                                   No Liability of Lender. Lender’s acceptance of this assignment shall not be deemed to constitute Lender a “mortgagee in possession,” nor obligate Lender to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Grantor by any tenant and not as such delivered to and accepted by Lender.  Lender shall not be liable for any injury or damage to

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person or property in or about the Property, or for Lender’s failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive.  Neither the assignment of Leases and Rents nor enforcement of Lender’s rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by Lender nor Lender’s consent to or approval of any Lease (nor all of the same), shall render Lender liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option.  If Lender seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose.  Lender shall not have or assume any obligations as lessor or landlord with respect to any Lease.  The rights of Lender under this Article 3 shall be cumulative of all other rights of Lender under the Loan Documents or otherwise.

ARTICLE 4

Default

Section 4.1.                                   Events of Default.  The occurrence of any one of the following shall be a default under this Mortgage (each, an “Event of Default”):

(a)                                  Failure to Pay Secured Indebtedness.  The failure of Borrower or Grantor to pay when due any amount required by this Mortgage, the Promissory Note or any other Loan Document which continues, in the case of monthly interest payments required under the Note for twenty (20) days or, in the case of other sums payable under this Mortgage, the Promissory Note or any other Loan Document, for ten (10) days following written demand for payment on Borrower by Lender.

(b)                                 Nonperformance of Covenants.  The failure by Borrower or Grantor to perform any of its obligations under this Mortgage, the Promissory Note or any other Loan Document, as and when required, except as specifically set forth otherwise herein, which continues for a period of thirty (30) days after notice of such failure by Lender to Borrower and/or Grantor, if such failure is not reasonably susceptible of cure within such thirty (30)-day period and, if Borrower and/or Grantor promptly commences such cure within such thirty (30)-day period and diligently prosecutes the same to completion, then the cure period shall be extended for such period of time as may be reasonably necessary to effect a cure but in no event shall such period exceed ninety (90) days.

(c)                                  Default under other Loan Documents.  The occurrence of an Event of Default (after taking into consideration applicable notice, grace and cure periods) under any other Loan Document.

Section 4.2.                                   Notice and Cure.  If any provision of this Mortgage or any other Loan Document provides for Lender to give to Grantor or Borrower any notice regarding an Event of Default or incipient Event of Default, then if Lender shall fail to give such notice to Grantor or Borrower as provided, the sole and exclusive remedy of Grantor for such failure shall be to seek

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appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Notes and the Secured Indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such Event of Default in the manner and during the period of time permitted by such agreement, if any, and Grantor shall have no right to damages or any other type of relief not herein specifically set out against Lender, all of which damages or other relief are hereby waived by Grantor.  Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents and to the extent that Grantor and Borrower have any cure rights with respect to any event or circumstance which, upon notice or the passage of time, or both, could constitute an Event of Default hereunder, such cure periods shall run concurrently and not consecutively.

ARTICLE 5

Remedies

Section 5.1.                                   Certain Remedies.  If an Event of Default shall occur, Lender may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable Law):

(a)                                  Acceleration; Termination.  Lender may at any time and from time to time declare any or all of the Secured Indebtedness immediately due and payable.  Upon any such declaration, such Secured Indebtedness shall, subject to NRS Section 107.080, thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind upon Grantor, all of which are hereby expressly waived by Grantor.

(b)                                 Enforcement of Assignment of Rents.  In addition to the rights of Lender under Article 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Lender may, subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents: (1) collect and/or sue for the Rents in Lender’s own name, give receipts and releases therefor, and after deducting all reasonable expenses of collection, including reasonable attorneys’ fees and expenses, apply the net proceeds thereof to the Secured Indebtedness in such manner and order as Lender may elect and/or to the operation and management of the Property, including the payment of reasonable management, brokerage and attorney’s fees and expenses; and (2) require Grantor to transfer all security deposits and records thereof to Lender together with original counterparts of the Leases, upon which transfer Lender shall be responsible for returning such deposits to tenants.

(c)                                  Non-Judicial Sale.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, Lender may (1) dispose of some or all of the Property, in any

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combination consisting of both real and personal property, together in one sale to be held in accordance with the Law and procedures applicable to real property, as permitted by Section 9604 of the Uniform Commercial Code as enacted in the State of Nevada, NRS Section 104.9604, and other applicable laws, and Grantor agrees that such a sale of personal property together with real property constitutes a commercially reasonable sale of the personal property and (2) by delivery to Trustee and Grantor (and any other parties to whom notice is required under NRS Section 107.080) of written notice of declaration of default and demand for sale, cause to be filed of record a written notice of default and election to sell the Property in accordance with the requirements of applicable Nevada law.  If required by Trustee, Lender shall also deposit with Trustee this Mortgage and Notes or other Loan Documents or other agreements and such documents as required by Trustee evidencing expenditures or advances secured hereby and Lender shall comply with the requirements of NRS Section 107.220.  After the lapse of such time as there may be required by law following recordation of such notice of default, and notice of sale having been given as then required by Law, Trustee, without demand on Grantor, shall sell the Property, in accordance with applicable Law, either as a whole or in separate parcels, and in such order as it or Lender may determine, at public auction to the highest bidder for cash in lawful money of the United States.  Lender may, in its sole discretion, elect that the Property be sold in separate parcels through two or more successive sales.  If Lender elects more than one sale of separate parcels of the Property, Lender may, at its option, cause the same to be conducted simultaneously or successively, on the same day or at such different days or times and in such order as Lender may deem to be in its best interests, and no such sale shall terminate or otherwise effect the first lien of this Mortgage or Trustee’s power of sale hereunder until all indebtedness secured hereby has been fully paid.  The place of sale shall be in the county in which the Property to be sold, or any part thereof, is situated.  If Lender elects to dispose of the Property through more than one sale, Grantor shall pay the costs and expenses of each such sale and of any proceedings where the same may be made or conducted.  Trustee may, subject to applicable Law, postpone and change the time and place of sale of all or any portion of the Property by public announcement at any time and place fixed by it in said notice of sale and from time to time and place to place thereafter, without any further posting or notice thereof, may postpone such sale in public announcement to the time and place fixed by such postponement, whether or not said place fixed by any postponement be in the same city or other place as fixed in said notice of sale. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenants or warranty, express or implied.  The recital in such deed of any matters of fact or otherwise shall be prima facie evidence of the truthfulness thereof.

(d)                                 Uniform Commercial Code.  Without limitation of Lender’s rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Lender may exercise its rights of enforcement with respect to the Collateral or any part thereof under the UCC, as in effect from time to time, as amended  (or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable Law), subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, and in conjunction with, in addition to or in substitution for those rights and remedies:

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(1)                                  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, Lender may enter upon Grantor’s premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable Law, to render it unusable;

(2)                                  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, Lender may require Grantor to assemble the Collateral and make it available at a place Lender designates which is mutually convenient to allow Lender to take possession or dispose of the Collateral;

(3)                                  written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; provided that, if Lender fails to comply with this clause (3) in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC, as in effect from time to time (or under the Uniform Commercial Code, in force from time to time, in any other state to the extent the same is applicable law);

(4)                                  any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Property under power of sale as provided in paragraph (c) above in this Section 5.1;

(5)                                  in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Property may, at the option of Lender, be sold as a whole;

(6)                                  it shall not be necessary that Lender take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale;

(7)                                  with respect to application of proceeds from disposition of the Collateral under this Section 5.1 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys’ fees and legal expenses (including, without limitation, the allocated costs for in-house legal services) incurred by Lender;

(8)                                  any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Lender having declared all of such indebtedness to be due and payable, or as to notice of

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time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited;

(9)                                  Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender;

(10)                            Lender may comply with any applicable Laws in connection with a disposition of the Collateral, and such compliance will not be considered to affect adversely the commercial reasonableness of any sale of the Collateral;

(11)                            Lender may sell the Collateral without giving any warranties as to the Collateral, and specifically disclaim all warranties including, without limitation, warranties relating to title, possession, quiet enjoyment and the like, and all warranties of quality, merchantability and fitness for a specific purpose, and this procedure will not be considered to affect adversely the commercial reasonableness of any sale of the Collateral;

(12)                            Grantor acknowledges that a private sale of the Collateral may result in less proceeds than a public sale (but such acknowledgement does not authorize a private sale except when allowed by the UCC); and

(13)                            Grantor acknowledges that the Collateral may be sold at a loss to Grantor, and that, in such event, Lender shall have no liability or responsibility to Grantor for such loss so long as Lender has acted as allowed by this Mortgage, the UCC and other applicable Laws.

(e)                                  Lawsuits.  Lender may, to the fullest extent permitted by applicable Law, proceed by a suit or suits in equity or at law, whether for collection of the Secured Indebtedness, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction.

(f)                                    Entry on Property.  Lender is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable Law subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property.  Lender shall not be deemed to have taken possession of the Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act

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specifically for such purpose.  All reasonable costs, expenses and liabilities of every character incurred by Lender in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to Lender pursuant to this Mortgage.  If necessary to obtain the possession provided for above, Lender may invoke any and all legal remedies to dispossess Grantor.  In connection with any action taken by Lender pursuant to this Section, Lender shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property or any part thereof, or from any act or omission of Lender in managing the Property unless such loss is caused by the gross negligence or willful misconduct of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Property or arising under any Permitted Encumbrance or otherwise arising.  Grantor hereby assents to, ratifies and confirms any and all actions of Lender with respect to the Property taken under this Section unless by the gross negligence or willful misconduct of Lender.

(g)                                 Receiver.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, Lender shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Secured Indebtedness, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waives notice of such appointment, of any request therefor or hearing in connection therewith, and any and all defenses to such appointment, agrees not to oppose any application therefor by Lender, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Lender to application of Rents as provided in this Mortgage.  Nothing herein is to be construed to deprive Lender of any other right, remedy or privilege it may have under the Law to have a receiver appointed.  Any money advanced by Lender in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Lender pursuant to this Mortgage.

(h)                                 Termination of Commitment to Lend.  Lender may terminate any commitment or obligation to lend or disburse funds under any Loan Document.

(i)                                     Other Rights and Remedies.  Lender may exercise any and all other rights and remedies which Lender may have under the Loan Documents, or at law or in equity or otherwise.

Section 5.2.                                   Proceeds of Foreclosure.  The proceeds of any sale held by Trustee or Lender or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied in accordance with the requirements of applicable Laws and to the extent consistent therewith, FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all reasonable attorneys’ fees and legal expenses, advertising costs, auctioneer’s fees, costs of title rundowns and lien searches, inspection fees, appraisal costs, fees for professional services, environmental assessment and

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remediation fees, all court costs and charges of every character insurance fees, costs of repairs, maintenance, inspection and testing fees, receivers and management fees, leasing and sales commissions, advertising costs and expenses, taxes and assessments, surveys, engineering studies and reports, engineering fees and expenses, soils tests, space planning costs and expenses, contractors fees, all other costs incurred by Lender to maintain, preserve and protect the Property (not exceeding 5% of the gross proceeds of such sale), and to the payment of the other Secured Indebtedness, including specifically without limitation the principal, accrued interest and attorneys’ fees due and unpaid on the Notes and the amounts due and unpaid and owed to Lender under the Mezzanine Loan Agreement, this Mortgage, the Environmental Indemnity, or any other Loan Document, the order and manner of application to the items in this clause FIRST to be in the sole discretion of Lender; and SECOND, the remainder, if any there shall be, shall be paid to Grantor, or to Grantor’s heirs, devisees, representatives, successors or assigns, or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by Law; provided, however, that if Lender is uncertain which person or persons are so entitled, Lender may interplead such remainder in any court of competent jurisdiction, and the amount of any reasonable attorneys’ fees, court costs and expenses incurred in such action shall be a part of the Secured Indebtedness and shall be reimbursable (without limitation) from such remainder.

Section 5.3.                                   Lender as Purchaser.  Lender shall have the right to become the purchaser at any sale held by Trustee or substitute or successor or by any receiver or public officer or at any public sale, and Lender shall have the right to credit upon the amount of Lender’s successful bid, to the extent necessary to satisfy such bid, all or any part of the Secured Indebtedness in such manner and order as Lender may elect.

Section 5.4.                                   Foreclosure as to Matured Debt.  Lender shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Mortgage shall remain in full force and effect just as though no sale had been made.  The proceeds of such sale shall be applied as provided in Section 5.2 hereof except that the amount paid under clause FIRST thereof shall be only the matured portion of the Secured Indebtedness the remainder, if any, shall be applied as provided in clause SECOND of Section 5.2 hereof.  Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

Section 5.5.                                   Remedies Cumulative.  All rights and remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee and Lender shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any other Loan Document or provided for by law or in equity shall not

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prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

Section 5.6.                                   Discretion as to Security.  Lender may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and uncontrolled discretion (but subject to any agreements between Lender applicable thereto in the Mezzanine Loan Agreement), and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

Section 5.7.                                   Grantor’s Waiver of Certain Rights.  To the full extent Grantor may do so, and to the fullest extent permitted by applicable Law, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, homestead, moratorium, reinstatement, marshaling or forbearance, and Grantor, for Grantor, Grantor’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable Law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness, notice of election to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created.  Grantor shall not have or assert any right under any statute or rule of Law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Lender under the terms of this Mortgage to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the right of Lender under the terms of this Mortgage to the payment of the Secured Indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatsoever.  Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to any provision of any statute or rule of law, pertaining to the rights and remedies of sureties.  If any law referred to in this Section and now in force, of which Grantor or Grantor’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

Section 5.8.                                   Delivery of Possession After Foreclosure.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, in the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor’s heirs, devisees, representatives, or successors as owners of the Property are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of purchaser, at a reasonable rental per

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day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable Law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, after such foreclosure, any Leases to tenants or subtenants that are subject to this Mortgage (either by their date, their express terms, or by agreement of the tenant or subtenant) shall, at the sole option of Lender or any purchaser at such sale, either (i) continue in full force and effect, and the tenant(s) or subtenant(s) thereunder will, upon request, attorn to and acknowledge in writing to the purchaser or purchasers at such sale or sales as landlord thereunder, or (ii) upon notice to such effect from Lender, the Trustees or any purchaser or purchasers, terminate within thirty (30) days from the date of sale.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, and without duplication of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents, in the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Property (such as an action for forcible detainer) in any court having jurisdiction.

ARTICLE 6

Miscellaneous

Section 6.1.                                   Scope of Mortgage.  This Mortgage is a deed of trust and mortgage of both real and personal property, a security agreement, an assignment of rents and leases, a financing statement and fixture filing and a collateral assignment, and also covers proceeds and fixtures.

Section 6.2.                                   Effective as a Financing Statement.  This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including said fixtures) is situated.  This Mortgage shall also be effective as a financing statement covering as-extracted collateral (including oil and gas), accounts and general intangibles under the UCC, as, in effect from time to time, and the Uniform Commercial Code, as in effect from time to time, in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated.  This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office.  The mailing address of Grantor is the address of Grantor set forth at the end of this Mortgage and the address of Lender from which information concerning the security interests hereunder may be obtained is the address of Lender set forth at the end of this Mortgage.  A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.

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Section 6.3.            Notice to Account Debtors.  Subject to the rights of the administrative agent and/or lenders in respect of the Senior Loan, the Commercial Loan or the Senior DOTs, as applicable, in addition to the rights granted elsewhere in this Mortgage (but without duplication of any of Lender’s rights under the Senior Mezzanine DOT or other Senior Mezzanine Loan Documents), Lender may, from and after the occurrence of an Event of Default, so long as such Event of Default remains uncured hereunder, notify the account debtors or obligors of any accounts, chattel paper, general intangibles, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Lender directly.

Section 6.4.            Waiver by Lender.  Lender may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor’s doing any act which hereunder Grantor is prohibited from doing, or to Grantor’s failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Mortgage, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party.  No such act shall in any way affect the rights or powers of Lender or Trustee hereunder except to the extent specifically agreed to by Lender in such writing.

Section 6.5.            No Impairment of Security.  The lien, security interest and other security rights of Lender hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Lender including, but not limited to, any renewal, extension or modification which Lender may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness.  The taking of additional security by Lender shall not release or impair the lien, security interest or other security rights of Lender hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Property (without implying hereby Lender’s consent to any junior lien).

Section 6.6.            Acts Not Constituting Waiver by Lender.  Lender may waive any Event of Default without waiving any other prior or subsequent Event of Default.  Lender may remedy any Event of Default without waiving the Event of Default remedied.  Neither failure by Lender to exercise, nor delay by Lender in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date.  No single or partial exercise by Lender of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time.  No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed

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by Lender and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified.  No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances.  Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by Lender of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of an Event of Default hereunder notwithstanding any notation on or accompanying such partial payment to the contrary.

Section 6.7.            Grantor’s Successors.  If the ownership of the Property or any part thereof becomes vested in a person other than Grantor, Lender may, without notice to Grantor, deal with such successor or successors in interest with reference to this Mortgage and to the Secured Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor’s liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby.  No transfer of the Property, no forbearance on the part of Lender, and no extension of the time for the payment of the Secured Indebtedness given by Lender shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder.  Grantor agrees that it shall be bound by any modification of this Mortgage made by Lender and any subsequent owner of the Property, with or without notice to Grantor, and no such modifications shall impair the obligations of Grantor under this Mortgage.  Nothing in this Section shall be construed to imply Lender’s consent to any transfer of the Property.

Section 6.8.            Place of Payment; Forum; Waiver of Jury Trial.  All Secured Indebtedness which may be owing hereunder at any time by Grantor shall be payable at the address of Lender set forth at the end of this Mortgage.  EACH PARTY HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY FOR ITSELF AND IN RESPECT OF ITS PROPERTY TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE COURT, OR ANY UNITED STATES FEDERAL COURT, SITTING IN THE CITY OF DALLAS, STATE OF TEXAS, AND IN THE COUNTY IN WHICH THE LAND IS LOCATED TO THE EXTENT OF ACTIONS REQUIRED TO BE MAINTAINED WHERE THE LAND IS LOCATED, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE OR THE SECURED INDEBTEDNESS.  EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT THE PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM.  Each Party hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any such court may be made by certified or registered mail, return receipt requested, directed to the other party at its address stated at the end of this Mortgage, or at a subsequent address of which the other parties received actual notice in accordance with this Mortgage.  Nothing herein shall affect the right of a party to serve process

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in any manner permitted by Law.  TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY KNOWINGLY AND FREELY WAIVES THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE.   EACH PARTY ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS AN IMPORTANT RIGHT, THAT ITS WAIVER OF THIS RIGHT IS A NEGOTIATED TERM OF THE LOAN AND THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF ITS CHOOSING WITH RESPECT TO THIS WAIVER.

Section 6.9.            Subrogation to Existing Liens; Vendor’s Lien. To the extent that proceeds of the Notes are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, Lender shall be subrogated to any and all rights, security interests, and liens and charges or encumbrances owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the Secured Indebtedness, but the terms and provisions of this Mortgage shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Lender is subrogated hereunder.  It is expressly understood that, in consideration of the payment of such indebtedness by Lender, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness.  If all or any portion of the proceeds of the loan evidenced by the Notes or of any other Secured Indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor’s lien or purchase money lien is waived.  Lender may foreclose under this Mortgage or under the vendor’s lien or purchase money lien without waiving the other or may foreclose under both.

Section 6.10.          Application of Payments to Certain Indebtedness.  If any part of the Secured Indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

Section 6.11.          Nature of Loan; Compliance with Usury Laws.  The loan evidenced by the Notes is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise.  It is the intent of Grantor and Lender to conform to and contract in strict compliance with applicable usury law from time to time in effect.  All agreements between Lender and Grantor are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising.  In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Mortgage, the Notes or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the “Maximum Amount”).  If, from any possible construction of this Mortgage, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject

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to the provisions of this Section and this Mortgage shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document.  If Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Secured Indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Borrower or Grantor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal.  The right to accelerate maturity of the Notes or any other Secured Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or receive any unearned interest in the event of acceleration.  All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount.  As used in this Section, the term “applicable law” shall mean the laws of the State where the Property is located or where the Secured Indebtedness is payable, or the federal laws of the United States applicable to this transaction, whichever laws allow the greatest interest, as such laws now exist or may be changed or amended or come into effect in the future.

Section 6.12.          Substitute Trustee.  The Lender may, from time to time, by an instrument in writing, substitute a successor or successors to any trustee named herein or acting hereunder, which instrument, executed and acknowledged by Lender and recorded in the office of the recorder of the county or counties where the Property is situated, shall be conclusive proof of proper substitution of such successor trustee or trustees, who shall, without conveyances from the trustee predecessor, succeed in all its title, estate, rights, powers and duties.  Such instrument shall contain the name and address of the new trustee. The procedure herein provided for substitution of trustees shall not be exclusive of other provisions for substitution provided by law.

Section 6.13.          No Liability of Trustee.  The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or willful misconduct.  The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.  All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by Law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.  Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties, and except those resulting from Trustee’s gross negligence or willful misconduct.  The foregoing indemnity shall

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not terminate upon discharge of the Secured Indebtedness or foreclosure, or release or other termination, of this Mortgage.

Section 6.14.          Releases.  If all of the Secured Indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed and all obligations, if any, of Lender for further advances have been terminated or Grantor is entitled to a reconveyance of this Mortgage in accordance with the terms of the Loan Documents, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Lender in due form at Grantor’s cost.  Without limitation, all provisions herein for indemnity of Lender or Trustee shall survive discharge of the Secured Indebtedness and any foreclosure, release or termination of this Mortgage.

Section 6.15.          Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder shall be in writing and, unless otherwise specifically provided herein, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile.  Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that, service of a notice required by NRS Section 107.080 shall be considered complete when the requirements of that statute are met.  Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Mortgage or to require giving of notice or demand to or upon any person in any situation or for any reason.

Section 6.16.          Invalidity of Certain Provisions.  A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Section 6.17.          Gender; Titles; Construction.  Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.  Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.  The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Mortgage and not to any particular

DEED OF TRUST — Page 34

Article, Section, paragraph or provision.  The term “person” and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

Section 6.18.          Reporting Compliance.  Grantor agrees to comply with any and all reporting requirements applicable to this Mortgage which are imposed upon it by Law, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Lender to furnish Lender with evidence of such compliance.

Section 6.19.          Reserved.

Section 6.20.          Grantor.  Unless the context clearly indicates otherwise, as used in this Mortgage, “Grantor” means the grantors named in Section 1.2 hereof or any of them.  The obligations of Grantor hereunder shall be joint and several.  If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership or other legal entity, Grantor, represents and warrants to Lender that this instrument is executed, acknowledged and delivered by Grantor’s duly authorized representatives.  If Grantor is an individual, no power of attorney granted by Grantor herein shall terminate on Grantor’s disability.

Section 6.21.          Execution; Recording.  This Mortgage has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument.  The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Mortgage, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Mortgage shall be deemed to be the date reflected on the first page hereof.  Grantor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Lender shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

Section 6.22.          Successors and Assigns.  The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee and Lender shall constitute covenants running with the Land.  All references in this Mortgage to Grantor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Grantor.

Section 6.23.          Modification or Termination.  The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted.  Any alleged modification or termination which is not so documented shall not be effective as to any party.

DEED OF TRUST — Page 35

Section 6.24.          No Partnership, Etc.  The relationship between Lender and Grantor is solely that of lender and owner of collateral.  Lender does not have a fiduciary or other special relationship with Grantor.  Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Grantor and Lender or in any way make Lender a co-principal with Grantor with reference to the Property.  All agreed contractual duties between or among Lender, Trustee and Grantor are set forth herein and any additional implied covenants or duties are hereby disclaimed.  Any inferences to the contrary of any of the foregoing are hereby expressly negated.

Section 6.25.          Applicable Law.  THIS MORTGAGE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE STATE OF NEVADA (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEVADA ARE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION.

Section 6.26.          Construction Mortgage.  This Mortgage constitutes a “construction mortgage” as defined in NRS 104.9334 to the extent that it secures an obligation incurred for the construction of the Improvements, including the acquisition cost of the Land.

Section 6.27.          Entire Agreement.  This Mortgage, together with the Loan Documents to which Grantor is a party, constitute the entire understanding and agreement between Grantor and Lender with respect to the transactions arising in connection with the liens and security interests granted hereby and supersede all prior written or oral understandings and agreements between Grantor and Lender with respect to such matters.  Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

Section 6.28.          Adoption of Statutory Covenants.  The following covenants, Nos. 6 (provided that a default, as referenced in such covenant, shall mean an Event of Default, as defined in Section 4.1 of this Mortgage), 7 (a reasonable), 8 (provided that the recital therein shall be prima facie proof of such default) and 9 of NRS Section 107.030, where not in conflict with the provisions of the Loan Documents, are hereby adopted and made a part of this Mortgage.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

DEED OF TRUST — Page 36

[Remainder of Page Intentionally Left Blank]

DEED OF TRUST — Page 37

IN WITNESS WHEREOF, Grantor has executed this instrument under seal as of the date first written on page 1 hereof.

The address of Grantor is:	GRANTOR:

2001 Bryan Street, Suite 3250 Dallas, Texas 75201 Attention: Tim Hogan	SW 132 ST. ROSE SENIOR BORROWER LLC, a Delaware limited liability company
Telephone: (214) 922-8575	By:	SW 131 St. Rose Mezzanine Borrower LLC, a Delaware
Facsimile: (214) 922-8553		limited liability company, its sole member

		By:	SW 130 St. Rose Limited Partnership, a Delaware
limited partnership, its sole member

			By:	SW 129 St. Rose Limited Partnership, a Delaware
limited partnership, its general partner

				By:	SW 104 Development GP LLC, a Delaware
limited liability company, its general partner

					By:	/s/ Timothy J. Hogan
Name: Timothy J. Hogan
Title: Vice President

The address of Lender is:

Behringer Harvard St. Rose REIT, LLC

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

Attention:  Chief Legal Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on December 30, 2008, by Timothy J. Hogan,  Vice President of SW 104 Development GP LLC, a Delaware limited liability company, on behalf of such company, as general partner of SW 129 St. Rose Limited Partnership, a Delaware limited partnership, general partner of SW 130 St. Rose Limited Partnership, a Delaware limited partnership, sole member of SW 131 St. Rose Mezzanine Borrower LLC, a Delaware limited liability company, sole member of SW 132 St. Rose Senior Borrower LLC, a Delaware limited liability company.

/s/ Tai Lee
Printed Name:	T. Lee
Notary Public, State of Texas

DEED OF TRUST — Signature Page

EXHIBIT A

LAND

All that land situated in the County of Clark, State of Nevada, more particularly described as follows:

PARCEL 1:

The North Half (N ½) of the Northwest Quarter (NW ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M., Clark County, Nevada.

PARCEL 2:

The South Half (S ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M.

EXCEPTING THEREFROM that portion lying within St. Rose Parkway.

PARCEL 3:

That portion of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.M., City of Henderson, Clark County, Nevada, more particularly described as follows:

The South Half (S ½) of the Northwest Quarter (NW ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35.

TOGETHER WITH:

Those portions of the North Half (N ½) of the South Half (S ½) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35 lying Northwesterly of the Northwesterly right of way of St. Rose Parkway.

PARCEL 4:

Being a portion of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of Section 35, Township 22 South, Range 61 East, M.D.B.&M., Clark County, Nevada.

TOGETHER WITH that portion of the North Half (N ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼), also together with that portion of the North Half (N ½) of the Northwest Quarter (NW ¼) of said Section 35, lying Northwesterly of St. Rose Parkway, further described as follows:

DEED OF TRUST — EXHIBIT A — Page 1

BEGINNING at the Southeast (SE) corner of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35, said corner being marked by an aluminum cap marked “PLS 5269, 1994, NW 1/16”;

Thence South 41°41’09” East, 174.75 feet to the Northwesterly line of St. Rose Parkway as granted in Book 250 as Document No. 202951, Official Records, Clark County, Nevada;

Thence along said Northwesterly line, South 46°18’51” West, 297.97 feet to a point of intersection of said Northwesterly line with the South line of the North Half (N ½) of the Northeast Quarter (NE ¼) of the Southwest Quarter (SW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence along the lines of said North Half (N ½) the following Three (3) courses: North 89°22’43” West, 553.55 feet; North 00°33’34” West, 330.00 feet; South 89°22’04” East, 663.09 feet to the POINT OF BEGINNING;

EXCEPTING THEREFROM:

A portion of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35, described as follows:

BEGINNING at the Southwest (SW) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence North 00°33’55” West, 330.09 feet to the Northwest (NW) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence South 89°21’56” East, 663.21 feet to the Northeast Corner of the South Half (S1/2) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence South 00°32’39” East, 330.06 feet to the Southeast (SE) corner of the South Half (S ½) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of the Northwest Quarter (NW ¼) of said Section 35; Thence North 41°41’09” West, 316.13 feet; Thence South 48°18’51” West, 153.68 feet to the beginning of a 500 foot radius curve, concave Northwesterly; Thence along said curve to the right, 369.29 feet through a central angle of 42°19’05” to the POINT OF BEGINNING.

(Deed Reference 20070720 / 2463 and 2464)

DEED OF TRUST — EXHIBIT A — Page 2

EXHIBIT B

PERMITTED ENCUMBRANCES

1.                                       State, County and/or City taxes for the fiscal year 2008-2009 a lien not yet due and payable.

2.                                       Any taxes that may be due, but not assessed, for new construction which can be assessed on the unsecured property rolls, in the Office of the Clark County Assessor, per Nevada Statute 361.260.

3.                                       Water rights, claims or title to water, whether or not shown by the public record.

4.                                       Mineral rights, reservations, easements and exclusions in patent from the United States of America:

Recorded:                                          January 24, 1962 in Book 339

Document No.:                273895, Official Records, Clark County, Nevada

Affects:                                                     Parcel 1

Said patent further reserves, and is subject to, a right-of-way not exceeding thirty-three (33) feet in width for roadway and public utility purposes to be located along the boundaries of said land.

The above rights of way, not dedicated, have been vacated by an instrument recorded August 15, 2007 in Book 20070815, Instrument No. 0002160, Official Records, Clark County, Nevada.

5.                                       Mineral rights, reservations, easements and exclusions in patent from the United States of America:

Recorded:                                          January 30, 1962 in Book 340

Document No.:                274775, Official Records, Clark County, Nevada.

Affects:                                                     A portion of Parcel 4

Said patent further reserves, and is subject to, a right-of-way not exceeding thirty-three (33) feet in width for roadway and public utility purposes to be located along the boundaries of said land.

The above rights of way, not dedicated, have been vacated by an instrument recorded August 15, 2007 in Book 20070815, Instrument No. 0002160, Official Records, Clark County, Nevada.

DEED OF TRUST — EXHIBIT B — Page 1

6.                                       Mineral rights, reservations, easements and exclusions in patent from the United States of America:

Recorded:                                          February 10, 1970 in Book 10

Document No.:                7408, Official Records, Clark County, Nevada

Affects:                                                     Parcel 3 and a portion of Parcel 4

7.                                       Mineral rights, reservations, easements and exclusions in patent from the United States of America:

Recorded:                                          November 28, 1979 in Book 1152

Document No.:                1111857, Official Records, Clark County, Nevada

Affects:                                                     Parcel 2

Said patent further reserves, and is subject to, a right-of-way not exceeding thirty-three (33) feet in width for roadway and public utility purposes to be located along the boundaries of said land.

There is also reserved a right of way for a Federal Aid Highway under the Act of November 9, 1921 (42 Stat. 212).

The above rights of way, not dedicated, have been vacated by an instrument recorded August 15, 2007 in Book 20070815, Instrument No. 0002160, Official Records, Clark County, Nevada.

8.                                       The terms, covenants, conditions and provisions as contained in an instrument, entitled “City of Henderson Zoning Resolution No. 3635”:

Recorded:                                          May 09, 2007 in Book 20070509

Document No.:                0002301, Official Records, Clark County, Nevada

9.                                       An Easement affecting a portion of said land for the purpose stated herein, and incidental purposes:

In Favor of:                                  Cox Communications Las Vegas, Inc.

For:                                                                           Cable and Information Facilities

Recorded:                                          April 30, 2008 in Book 20080430

Document No.:                0000512, Official Records, Clark County, Nevada

DEED OF TRUST — EXHIBIT B — Page 2